EXHIBIT 99.1

--------------------------------------------------------------------------------
MORGAN STANLEY              |                       |               June 5, 2002
Securitized Products Group  | [MORGAN STANLEY LOGO] |
                            |                       |
--------------------------------------------------------------------------------


                             COMPUTATIONAL MATERIALS


                                  $388,862,000
                                  APPROXIMATELY

                    MORGAN STANLEY DEAN WITTER CAPITAL I INC.
                                 SERIES 2002-HE1


                       MORTGAGE PASS-THROUGH CERTIFICATES


--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY              |                       |               June 5, 2002
Securitized Products Group  | [MORGAN STANLEY LOGO] |
                            |                       |
--------------------------------------------------------------------------------

                           APPROXIMATELY $388,862,000
           MORGAN STANLEY DEAN WITTER CAPITAL I INC., SERIES 2002-HE1

                    MORGAN STANLEY DEAN WITTER CAPITAL I INC.
                                    DEPOSITOR

                             OCWEN FEDERAL BANK FSB
                                        &
                               THE PROVIDENT BANK
                                    SERVICERS


                             TRANSACTION HIGHLIGHTS
                             ----------------------

------- ------------ ------------- --------------- ------------ ----------- --------------------------- ------------ --------------
                                       EXPECTED       AVG LIFE    MODIFIED
                                       RATINGS           TO       DURATION
OFFERED                              (S&P/FITCH/       CALL /    TO CALL /     PAYMENT WINDOW TO CALL /
CLASSES  DESCRIPTION   BALANCE         MOODY'S)      MTY(1)(2)    MTY(1)(2)            MTY(1)(2)         DAY COUNT     BENCHMARK
======= ============ ============= =============== ============ =========== =========================== ============ ==============
 A-1    Not Offered  $557,163,000                                    *****Not Offered*****
------- ------------ ------------- --------------- ------------ ----------- --------------------------- ------------ --------------
 A-2      Floater    $237,977,000    AAA/AAA/Aaa   2.97 / 3.30  2.83 / 3.09  7/02 - 7/10 / 7/02 - 3/20   Actual/360  1 Month LIBOR
------- ------------ ------------- --------------- ------------ ----------- --------------------------- ------------ --------------
 M-1      Floater    $52,690,000      AA/AA/Aa2    5.36 / 5.90  5.00 / 5.43  8/05 - 7/10 / 8/05 - 11/16  Actual/360  1 Month LIBOR
------- ------------ ------------- --------------- ------------ ----------- --------------------------- ------------ --------------
 M-2      Floater    $47,900,000        A/A/A2     5.34 / 5.81  4.88 / 5.24  7/05- 7/10/ 7/05 - 7/15     Actual/360  1 Month LIBOR
------- ------------ ------------- --------------- ------------ ----------- --------------------------- ------------ --------------
 B-1      Floater    $38,320,000     BBB/BBB/Baa2  5.33 / 5.59  4.77 / 4.97  7/05 - 7/10 / 7/05 - 9/13   Actual/360  1 Month LIBOR
------- ------------ ------------- --------------- ------------ ----------- --------------------------- ------------ --------------
 B-2      Floater    $11,975,000     BBB-/NA/Baa3  5.06 / 5.06  4.50 / 4.50  7/05 - 7/10 / 7/05 - 7/10   Actual/360  1 Month LIBOR
------- ------------ ------------- --------------- ------------ ----------- --------------------------- ------------ --------------

Notes:  (1)   Certificates are priced to the 10% optional clean-up call.
-----   (2)   Based on the pricing prepayment speed.  See details below.

ISSUER:                 Morgan Stanley Dean Witter Capital I Inc. Trust 2002-HE1

DEPOSITOR:              Morgan Stanley Dean Witter Capital I Inc.

ORIGINATORS:            There will be three originators:
                        o     New Century Mortgage Corporation.
                        o     First Franklin Financial Corp.
                        o     Accredited Home Lenders, Inc.

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

SERVICERS:              There will be two servicers:
                        o  Ocwen Federal FSB will service the Mortgage Loans
                           originated by New Century Mortgage Corporation and First Franklin Financial Corp.
                        o  The Provident Bank will service the Mortgage Loans
                           originated by Accredited Home Lenders, Inc.

TRUSTEE:                U.S. Bank National Association.

MANAGERS:               Morgan Stanley (lead manager); Blaylock & Partners, L.P
                        and Utendahl Capital Partners, L.P. (co-managers)


RATING AGENCIES:        Standard & Poor's, Fitch Ratings and Moody's Investors
                        Service.

OFFERED CERTIFICATES:   Classes A-2, M-1, M-2, B-1 and B-2 Certificates.

EXPECTED PRICING DATE:  June [   ], 2002.

EXPECTED CLOSING DATE:  June 27, 2002 through DTC and Euroclear or Clearstream,
                        Luxembourg. The Certificates will be sold without accrued interest.

DISTRIBUTION DATES:     The 25th of each month, or if such day is not a business
                        day, on the next business day, beginning July 25, 2002.

FINAL SCHEDULED
DISTRIBUTION DATE:      The Distribution Date occurring in July 2032.

DUE PERIOD:             For any Distribution Date, the period commencing
                        on the second day of the month preceding the month in which such Distribution Date occurs and ending on the first day of the month in which such Distribution Date occurs.

INTEREST ACCRUAL        The interest accrual period for the Offered Certificates
PERIOD:                 with respect to any Distribution Date will be the period
                        beginning with the previous Distribution Date (or, in the case of the first Distribution Date, the Closing
                        Date) and ending on the day prior to the current
                        Distribution Date (on an actual/360 day count basis).

MORTGAGE LOANS:         The Trust will consist of two groups of adjustable and
                        fixed rate sub-prime residential mortgage loans.

GROUP I MORTGAGE LOANS: Approximately $628,586,922 of Mortgage Loans with original principal balances that conform to the original principal balance limits for one- to four-family residential mortgage loan guidelines for purchase by Freddie Mac. The information on the Group I Mortgage Loans described herein is based on the closing date pool of approximately $ 671 million. It is expected that up to approximately $42.7 million of Mortgage Loans may be purchased by the trust for a period of 3 months after the closing date (the "Group I Pre-Funding Period") as described below.

GROUP II MORTGAGE       Approximately $281,564,104 of Mortgage Loans that
LOANS:                  predominantly have original principal balances that do
                        not conform to the original principal balance limits for one- to four-family residential mortgage loan guidelines for purchase by Freddie Mac. The information on the Group II Mortgage Loans described herein is based on the closing date pool of approximately $287 million. It is expected that up to approximately $5.2 million of Mortgage Loans may be purchased by the trust for a period of 3 months after the closing date (the "Group II
                        Pre-Funding Period") as described below.

GROUP I PRE-FUNDING:    On the Closing Date, approximately $42.7 million from
                        the sale of the Offered Certificates (the "Group I
                        Pre-Funded Amount") will be deposited with the Trustee into a separate account (the "Group I Pre-Funding
                        Account") and be used by the Trust to purchase additional Mortgage Loans during the Pre-Funding Period.

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

GROUP II PRE-FUNDING:   On the Closing Date, approximately $5.2 million from the
                        sale of the Offered Certificates (the "Group II
                        Pre-Funded Amount" and together with the Group I
                        Pre-Funded Amount, the "Pre-Funded Amount") will be deposited with the Trustee into a separate account (the
                        "Group II Pre-Funding Account") and be used by the Trust to purchase additional Mortgage Loans during the Pre-Funding Period.

PRICING PREPAYMENT      o     Fixed Rate Mortgage Loans:  CPR starting at
SPEED:                        approximately 1.5333% CPR in month 1 and
                              increasing to 23% CPR in month 15 (23%/15 CPR increase for each month), and remaining at 23% CPR thereafter.
                        o     ARM Mortgage Loans:  CPR of 25%.

CREDIT ENHANCEMENT:     The Offered Certificates are credit enhanced by:
                        1)    Net monthly excess cashflow from the Mortgage
                              Loans,
                        2)    1.25% overcollateralization (funded upfront).
                              After the Step-down Date, so long as a Trigger Event is not in effect, the required overcollateralization will equal 2.50% of the aggregate principal balance of the Mortgage Loans as of the last day of the applicable Due Period, subject to a 0.50% floor, based on the sum of the initial balance of the mortgage loans and the Pre-Funded amount, and
                        3)    Subordination of distributions on the more
                              subordinate classes of certificates (if
                              applicable) to the required distributions on the more senior classes of certificates.

SENIOR ENHANCEMENT      For any Distribution Date, the percentage obtained by
PERCENTAGE:             dividing (x) the aggregate Certificate Principal Balance
                        of the subordinate certificates (together with any overcollateralization and taking into account the distributions of the Principal Distribution Amount for such Distribution Date) by (y) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period.

STEP-DOWN DATE:         The later to occur of:
                        (x)   The earlier of:
                              (a)   the Distribution Date occurring in
                                    July 2005; and
                              (b) the Distribution Date on which the aggregate balance of the Class A Certificates is reduced to zero; and
                        (y)   the first Distribution Date on which the Senior
                              Enhancement Percentage (calculated for this purpose only after taking into account payments of principal on the Mortgage Loans on the last day of the related Due Period but prior to principal distributions to the certificates on the applicable Distribution Date) is greater than or equal to 34.00%

TRIGGER EVENT:          A Trigger Event is in effect on any Distribution Date if
                        (i) on that Distribution Date the 60 Day+ Rolling
                        Average equals or exceeds 40% of the prior period's
                        Senior Enhancement Percentage and (ii) may include other trigger events related to the performance of the Mortgage Loans. The 60 Day+ Rolling Average will equal the rolling 3 month average percentage of Mortgage Loans that are 60 or more days delinquent.

INITIAL SUBORDINATION   Class A:    17.00%
PERCENTAGE:             Class M-1:  11.50%
                        Class M-2:   6.50%
                        Class B-1:   2.50%
                        Class B-2:   1.25%

OPTIONAL CLEAN-UP CALL: When the current aggregate principal balance of the
                        Mortgage Loans is less than or equal to 10% of the sum of the total principal balance of the Mortgage Loans, as of June 1, 2002, plus the Pre-Funded Amount.

STEP-UP COUPONS:        For all Offered Certificates the coupon will increase
                        after the optional clean-up call date, should the call not be exercised.

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

CLASS A-1 PASS-THROUGH  The Class A-1 Certificates will accrue interest at a
RATE: variable rate equal to the least of (i) one-month LIBOR plus [ ] bps ([ ] bps after the first distribution date on which the Optional Clean-up Call is exercisable),
                        (ii) the Loan Group I Cap and (iii) the WAC Cap.

CLASS A-2 PASS-THROUGH  The Class A-2 Certificates will accrue interest at a
RATE: variable rate equal to the least of (i) one-month LIBOR plus [ ] bps ([ ] bps after the first distribution date on which the Optional Clean-up Call is exercisable),
                        (ii) the Loan Group II Cap and (iii) the WAC Cap.

CLASS M-1 PASS-THROUGH  The Class M-1 Certificates will accrue interest at a
RATE: variable rate equal to the lesser of (i) one-month LIBOR plus [ ] bps ([ ] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and
                        (ii) the WAC Cap.

CLASS M-2 PASS-THROUGH  The Class M-2 Certificates will accrue interest at a
RATE: variable rate equal to the lesser of (i) one-month LIBOR plus [ ] bps ([ ] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and
                        (ii) the WAC Cap.

CLASS B-1 PASS-THROUGH  The Class B-1 Certificates will accrue interest at a
RATE: variable rate equal to the lesser of (i) one-month LIBOR plus [ ] bps ([ ] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and
                        (ii) the WAC Cap.

CLASS B-2 PASS-THROUGH  The Class B-2 Certificates will accrue interest at a
RATE: variable rate equal to the lesser of (i) one-month LIBOR plus [ ] bps ([ ] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and
                        (ii) the WAC Cap.

WAC CAP: As to any Distribution Date a per annum rate equal to the weighted average gross rate of the Mortgage Loans in effect on the beginning of the related Due Period less servicing and trustee fee rates.

LOAN GROUP I CAP:       As to any Distribution Date, a per annum rate equal to
                        the weighted average gross rate of the Group I Mortgage
                        Loans in effect on the beginning of the related Due
                        Period less servicing and trustee fee rates.

LOAN GROUP II CAP:      As to any Distribution Date, a per annum rate equal to
                        the weighted average gross rate of the Group II Mortgage
                        Loans in effect on the beginning of the related Due
                        Period less servicing and trustee fee rates.

CLASS A-1 BASIS RISK    As to any Distribution Date, the supplemental interest
CARRY FORWARD AMOUNT:   amount for the Class A-1 Certificates will equal the sum
                        of:
                        (i)   the excess, if any, of interest that would
                              otherwise be due on such Certificates at the Class A-1 Pass-Through Rate (without regard to the Loan Group I Cap or WAC Cap) over interest due such Certificates at a rate equal to the lesser of the Loan Group I Cap or WAC Cap;
                        (ii)  any Class A-1 Basis Risk Carry Forward Amount
                              remaining unpaid from prior Distribution Dates;
                              and
                        (iii) interest on the amount in clause (ii) at the
                              related Class A-1 Pass-Through Rate (without regard to the Loan Group I Cap or WAC Cap).

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

CLASS A-2 BASIS RISK    As to any Distribution Date, the supplemental interest
CARRY FORWARD AMOUNT:   amount for the Class A-2 Certificates will equal the sum
                        of:
                        (i)   the excess, if any, of interest that would
                              otherwise be due on such Certificates at the Class A-2 Pass-Through Rate (without regard to the Loan Group II Cap or WAC Cap) over interest due such Certificates at a rate equal to the lesser of the Loan Group II Cap or WAC Cap;
                        (ii)  any Class A-2 Basis Risk Carry Forward Amount
                              remaining unpaid from prior Distribution Dates;
                              and
                        (iii) interest on the amount in clause (ii) at the
                              related Class A-2 Pass-Through Rate (without regard to the Loan Group II Cap or WAC Cap).

CLASS M-1, M-2, B-1     As to any Distribution Date, the supplemental interest
AND B-2 BASIS RISK      amount for each of the Class M-1, M-2, B-1 and B-2
CARRY FORWARD AMOUNTS:  Certificates will equal the sum of:
                        (i)   the excess, if any, of interest that would
                              otherwise be due on such Certificates at such Certificates' applicable Pass-Through Rate (without regard to the WAC Cap) over interest due such Certificates at a rate equal to the WAC Cap;
                        (ii)  any Basis Risk Carry Forward Amount for such class
                              remaining unpaid for such Certificate from prior Distribution Dates; and
                        (iii) interest on the amount in clause (ii) at the
                              Certificates' applicable Pass-Through Rate
                              (without regard to the WAC Cap).

INTEREST DISTRIBUTIONS  On each Distribution Date and after payments of
ON OFFERED              servicing and trustee fees and expenses interest
CERTIFICATES:           distributions from the Interest Remittance Amount will
                        be allocated as follows:
                        (i)   the portion of the Interest Remittance Amount
                              attributable to the Group I Mortgage Loans will be allocated according to the related Accrued Certificate Interest and any unpaid interest shortfall amounts for such class, as applicable, first, to the Class A-1 Certificates and second, to the Class A-2 Certificates;
                        (ii)  the portion of the Interest Remittance Amount
                              attributable to the Group II Mortgage Loans will be allocated according to the related Accrued Certificate Interest and any unpaid interest shortfall amounts for such class, as applicable, first, to the Class A-2 Certificates and second, to the Class A-1 Certificates;
                        (iii) to the Class M-1 Certificates, its Accrued
                              Certificate Interest;
                        (iv)  to the Class M-2 Certificates, its Accrued
                              Certificate Interest;
                        (v)   to the Class B-1 Certificates, its Accrued
                              Certificate Interest; and
                        (vi)  to the Class B-2 Certificates, its Accrued
                              Certificate Interest.

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

PRINCIPAL               On each Distribution Date (a) prior to the Stepdown Date
DISTRIBUTIONS ON        or (b) on which a Trigger Event is in effect, principal
OFFERED CERTIFICATES:   distributions from the Principal Distribution Amount
                        will be allocated as follows:
                        (i)   to the Class A Certificates, allocated between the
                              Class A Certificates as described below, until the Certificate Principal Balances thereof have been reduced to zero;
                        (ii)  to the Class M-1 Certificates, until the
                              Certificate Principal Balance thereof have been reduced to zero;
                        (iii) to the Class M-2 Certificates, until the
                              Certificate Principal Balance thereof have been reduced to zero;
                        (iv)  to the Class B-1 Certificates, until the
                              Certificate Principal Balance thereof have been reduced to zero; and
                        (v)   to the Class B-2 Certificates, until the
                              Certificate Principal Balance thereof have been reduced to zero.

                        On each Distribution Date (a) on or after the Stepdown Date and (b) on which a Trigger Event is not in effect, the principal distributions from the Principal Distribution Amount will be allocated as follows:
                        (i) to the Class A Certificates, the lesser of the Principal Distribution Amount and the Class A Principal Distribution Amount, allocated between the Class A Certificates as described below, until the Certificate Principal Balances thereof have been reduced to zero;
                        (ii) to the Class M-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-1 Principal Distribution Amount, until the Certificate Principal Balance thereof have been reduced to zero;
                        (iii) to the Class M-2 Certificates, the lesser of the
                              remaining Principal Distribution Amount and the Class M-2 Principal Distribution Amount, until the Certificate Principal Balance thereof have been reduced to zero;
                        (iv) to the Class B-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-1 Principal Distribution Amount, until the Certificate Principal Balance thereof have been reduced to zero; and
                        (v) to the Class B-2 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-2 Principal Distribution Amount, until the Certificate Principal Balance thereof have been reduced to zero.

PRE-FUNDING ACCOUNT     Any funds in the Group I Pre-Funding Account not used to
FAILURE:                purchase additional Group I Mortgage Loans during the
                        Group I Pre-Funding Period will be paid as principal to the A-1, M-1, M-2, B-1 and B-2 Classes pro rata. Any funds in the Group II Pre-Funding Account not used to purchase additional Group II Mortgage Loans during the Group II Pre-Funding Period will be paid as principal to the A-2, M-1, M-2, B-1 and B-2 Classes pro rata.

                        All principal distributions to the Class A Certificates on any Distribution Date will be allocated between the Class A-1 Certificates and the Class A-2 Certificates on a pro rata basis based on the Class A Principal Allocation Percentage for each such class on such Distribution Date; provided, however, that if the Certificate Principal Balance of either class of Class A Certificates is reduced to zero, then the remaining amount of principal distributions distributable to the class of Class A Certificates on such Distribution Date and all subsequent Distribution Dates, will be distributed to the Class A Certificates remaining until the Certificate Principal Balance thereof has been reduced to zero.

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

ALLOCATION OF NET       For any Distribution Date, any Net Monthly Excess
MONTHLY EXCESS          Cashflow shall be paid as follows:
CASHFLOW:               (i)    to the Class M-1 Certificates, the unpaid
                               interest shortfall amount;
                        (ii)   to the Class M-1 Certificates, the allocated
                               unreimbursed realized loss amount;
                        (iii)  to the Class M-2 Certificates, the unpaid
                               interest shortfall amount;
                        (iv)   to the Class M-2 Certificates, the allocated
                               unreimbursed realized loss amount;
                        (v)    to the Class B-1 Certificates, the unpaid
                               interest shortfall amount;
                        (vi)   to the Class B-1 Certificates, the allocated
                               unreimbursed realized loss amount;
                        (vii)  to the Class B-2 Certificates, the unpaid
                               interest shortfall amount;
                        (viii) to the Class B-2 Certificates, the allocated
                               unreimbursed realized loss amount;
                        (ix)   concurrently, any Class A-1 Basis Risk Carry
                               Forward Amount to the Class A-1 Certificates, and any Class A-2 Basis Risk Carry Forward Amount to the Class A-2 Certificates; and
                        (x)    sequentially, to Classes M-1, M-2, B-1 and B-2
                               Certificates, in such order, any Basis Risk Carry
                               Forward Amount for such classes.

INTEREST REMITTANCE     For any Distribution Date, the portion of available
AMOUNT:                 funds for such Distribution Date attributable to
                        interest received or advanced on the Mortgage Loans.

ACCRUED CERTIFICATE     For any Distribution Date and each class of Offered
INTEREST:               Certificates, equals the amount of interest accrued
                        during the related interest accrual period at the related Pass-through Rate, reduced by any prepayment interest shortfalls and shortfalls resulting from the application of the Soldiers' and Sailors' Civil Relief
                        Act of 1940 allocated to such class.

PRINCIPAL DISTRIBUTION  On any Distribution Date, the sum of (i) the Basic
AMOUNT: Principal Distribution Amount and (ii) the Extra Principal Distribution Amount.

BASIC PRINCIPAL         On any Distribution Date, the excess of (i) the
DISTRIBUTION AMOUNT:    aggregate Principal Remittance Amount over (ii) the
                        Excess Subordinated Amount, if any.

PRINCIPAL REMITTANCE    On any Distribution Date, the sum of (i) all scheduled
AMOUNT:                 payments of principal collected or advanced on the
                        Mortgage Loans during the Due Period, (ii) the principal portion of all partial and full prepayments received during the month prior to the month during which such Distribution Date occurs, (iii) the principal portion of all net liquidation proceeds and net insurance proceeds received during the month prior to the month during which such Distribution Date occurs, (iv) the principal portion of repurchased Mortgage Loans, the repurchase obligation for which arose during the month prior to the month during which such Distribution Date occurs and that were repurchased during the period from the prior
                        Distribution Date through the business day prior to such Distribution Date, (v) the principal portion of substitution adjustments received in connection with the substitution of a Mortgage Loan as of such Distribution
                        Date, and (vi) the principal portion of the termination price if the Optional Clean Up Call is exercised.

NET MONTHLY EXCESS      For any Distribution Date is the amount of funds
CASHFLOW:               available for distribution on such Distribution Date
                        remaining after making all distributions of interest and principal on the certificates.

EXTRA PRINCIPAL         For any Distribution Date, the lesser of (i) the excess
DISTRIBUTION AMOUNT:    of (x) interest collected or advanced with respect to
                        the Mortgage Loans with due dates in the related Due
                        Period (less servicing and trustee fees), over (y) the sum of interest payable on the Certificates on such Distribution Date and (ii) the overcollateralization deficiency amount for such Distribution Date.

EXCESS SUBORDINATED     For any Distribution Date, means the excess, if any of
AMOUNT:                 (i) the overcollateralization and (ii) the required
                        overcollateralization for such Distribution Date.

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

CLASS A PRINCIPAL       For any Distribution Date, the percentage equivalent of
ALLOCATION PERCENTAGE:  a fraction, determined as follows: (i) in the case of the Class A-1 Certificates the numerator of which is (x) the portion of the Principal Remittance Amount for such Distribution Date that is attributable to principal received or advanced on the Loan Group I Mortgage Loans and the denominator of which is (y) the Principal
                        Remittance Amount for such Distribution Date and (ii) in the case of the Class A-2 Certificates the numerator of which is (x) the portion of the Principal Remittance
                        Amount for such Distribution Date that is attributable to principal received or advanced on the Loan Group II
                        Mortgage Loans and the denominator of which is (y) the Principal Remittance Amount for such Distribution Date.

CLASS A PRINCIPAL       An amount equal to the excess of (x) the aggregate
DISTRIBUTION AMOUNT:    Certificate Principal Balance of the Class A
                        Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 66.00% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period minus $4,790,000

CLASS M-1 PRINCIPAL     An amount equal to the excess of (x) the sum of (i) the
DISTRIBUTION AMOUNT:    aggregate Certificate Principal Balance of the Class A
                        Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such
                        Distribution Date) and (ii) the Certificate Principal
                        Balance of the Class M-1 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 77.00% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period minus $4,790,000

CLASS M-2 PRINCIPAL     An amount equal to the excess of (x) the sum of (i) the
DISTRIBUTION AMOUNT:    aggregate Certificate Principal Balance of the Class A
                        Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such
                        Distribution Date), (ii) the Certificate Principal
                        Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal
                        Distribution Amount on such Distribution Date) and (iii) the Certificate Principal Balance of the Class M-2
                        Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 87.00% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period minus $4,790,000

CLASS B-1 PRINCIPAL     An amount equal to the excess of (x) the sum of (i) the
DISTRIBUTION AMOUNT:    aggregate Certificate Principal Balance of the Class A
                        Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such
                        Distribution Date), (ii) the Certificate Principal
                        Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal
                        Distribution Amount on such Distribution Date), (iii) the Certificate Principal Balance of the Class M-2
                        Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such
                        Distribution Date), and (iv) the Certificate Principal
                        Balance of the Class B-1 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 95.00% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period minus $4,790,000

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

CLASS B-2 PRINCIPAL     An amount equal to the excess of (x) the sum of (I) the
DISTRIBUTION AMOUNT:    aggregate Certificate Principal Balance of the Class A
                        Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such
                        Distribution Date), (ii) the Certificate Principal
                        Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal
                        Distribution Amount on such Distribution Date), (iii) the Certificate Principal Balance of the Class M-2
                        Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such
                        Distribution Date), (iv) the Certificate Principal
                        Balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal
                        Distribution Amount on such Distribution Date) and (v) the Certificate Principal Balance of the Class B-2
                        Certificates immediately prior to such Distribution Date and over (y) the lesser of (A) the product of (i) approximately 97.50% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period minus $4,790,000 provided, however, that with respect to any Distribution Date on which the Class Certificate Balance of the Class A, Class M-1,
                        Class M-2 and Class B-1 Certificates have been reduced to zero, the Class B-2 Principal Distribution Amount is the lesser of (x) the Class Certificate Balance of the Class B-2 Certificates and (y) the Principal
                        Distribution Amount.

TRUST TAX STATUS:       REMIC.

ERISA ELIGIBILITY:      Subject to the considerations in the Prospectus, all
                        Offered Certificates are ERISA eligible.

SMMEA ELIGIBILITY:      It is anticipated that the Class A-2 and
                        Class M-1 Certificates will be SMMEA eligible.

PROSPECTUS:             The Class A-2, Class M-1, Class M-2, Class B-1 and Class
                        B-2 Certificates are being offered pursuant to a prospectus supplemented by a prospectus supplement
                        (together, the "Prospectus"). Complete information with respect to the Offered Certificates and the collateral securing them is contained in the Prospectus. The information herein is qualified in its entirety by the information appearing in the Prospectus. To the extent that the information herein is inconsistent with the Prospectus, the Prospectus shall govern in all respects.
                        Sales of the Offered Certificates may not be consummated unless the purchaser has received the Prospectus.

                        PLEASE SEE "RISK FACTORS" IN THE PROSPECTUS FOR A DESCRIPTION OF INFORMATION THAT SHOULD BE CONSIDERED IN CONNECTION WITH AN INVESTMENT IN THE OFFERED CERTIFICATES.

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

TO MATURITY
-----------

        PERCENTAGE OF CLASS A-2 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

         DATES                 PPC 0%               PPC 75%              PPC 100%              PPC 125%             PPC 150%
 --------------------- --------------------- --------------------- --------------------- --------------------- --------------------
         Initial               100                  100                   100                  100                   100
         Jun-03                 99                   81                    75                   69                    63
         Jun-04                 98                   62                    52                   42                    33
         Jun-05                 97                   47                    34                   23                    13
         Jun-06                 96                   37                    28                   21                    13
         Jun-07                 94                   30                    21                   15                    10
         Jun-08                 93                   24                    16                   11                     7
         Jun-09                 91                   20                    12                    8                     5
         Jun-10                 89                   16                     9                    6                     4
         Jun-11                 87                   13                     7                    4                     3
         Jun-12                 85                   11                     6                    3                     2
         Jun-13                 83                    9                     4                    3                     0
         Jun-14                 80                    7                     3                    2                     0
         Jun-15                 78                    6                     3                    1                     0
         Jun-16                 75                    5                     2                    0                     0
         Jun-17                 70                    4                     2                    0                     0
         Jun-18                 67                    3                     1                    0                     0
         Jun-19                 63                    3                     1                    0                     0
         Jun-20                 59                    2                     0                    0                     0
         Jun-21                 54                    2                     0                    0                     0
         Jun-22                 50                    1                     0                    0                     0
         Jun-23                 44                    1                     0                    0                     0
         Jun-24                 38                    0                     0                    0                     0
         Jun-25                 33                    0                     0                    0                     0
         Jun-26                 29                    0                     0                    0                     0
         Jun-27                 24                    0                     0                    0                     0
         Jun-28                 18                    0                     0                    0                     0
         Jun-29                 12                    0                     0                    0                     0
         Jun-30                  6                    0                     0                    0                     0
         Jun-31                  2                    0                     0                    0                     0
         Jun-32                  0                    0                     0                    0                     0
  Average Life to              18.69                 4.35                  3.30                 2.60                  2.07
  Maturity (years)
  Average Life to              18.66                 3.95                  2.97                 2.31                  1.81
  Call (1) (years)

(1) 10% Optional Clean-Up Call

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

TO MATURITY
-----------

        PERCENTAGE OF CLASS M-1 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

         DATES                 PPC 0%               PPC 75%              PPC 100%              PPC 125%             PPC 150%
 --------------------- --------------------- --------------------- --------------------- --------------------- --------------------
         Initial               100                   100                  100                   100                  100
         Jun-03                100                   100                  100                   100                  100
         Jun-04                100                   100                  100                   100                  100
         Jun-05                100                   100                  100                   100                  100
         Jun-06                100                    87                   65                    47                   65
         Jun-07                100                    71                   48                    32                   20
         Jun-08                100                    57                   36                    22                   13
         Jun-09                100                    46                   27                    15                    8
         Jun-10                100                    37                   20                    10                    5
         Jun-11                100                    30                   15                     7                    1
         Jun-12                100                    24                   11                     5                    0
         Jun-13                100                    19                    8                     1                    0
         Jun-14                100                    15                    6                     0                    0
         Jun-15                100                    12                    4                     0                    0
         Jun-16                100                    10                    1                     0                    0
         Jun-17                100                     8                    0                     0                    0
         Jun-18                100                     6                    0                     0                    0
         Jun-19                100                     5                    0                     0                    0
         Jun-20                100                     2                    0                     0                    0
         Jun-21                100                     0                    0                     0                    0
         Jun-22                100                     0                    0                     0                    0
         Jun-23                100                     0                    0                     0                    0
         Jun-24                100                     0                    0                     0                    0
         Jun-25                 93                     0                    0                     0                    0
         Jun-26                 81                     0                    0                     0                    0
         Jun-27                 69                     0                    0                     0                    0
         Jun-28                 56                     0                    0                     0                    0
         Jun-29                 41                     0                    0                     0                    0
         Jun-30                 25                     0                    0                     0                    0
         Jun-31                 11                     0                    0                     0                    0
         Jun-32                  0                     0                    0                     0                    0
  Average Life to              26.30                  7.82                 5.90                  4.97                 4.66
  Maturity (years)
  Average Life to              26.16                  7.12                 5.36                  4.54                 4.31
  Call (1) (years)

 (1) 10% Optional Clean-Up Call

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

TO MATURITY
-----------

        PERCENTAGE OF CLASS M-2 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

         DATES                 PPC 0%               PPC 75%              PPC 100%              PPC 125%             PPC 150%
 --------------------- --------------------- --------------------- --------------------- --------------------- --------------------
         Initial               100                   100                  100                   100                  100
         Jun-03                100                   100                  100                   100                  100
         Jun-04                100                   100                  100                   100                  100
         Jun-05                100                   100                  100                   100                  100
         Jun-06                100                    87                   65                    47                   33
         Jun-07                100                    71                   48                    32                   20
         Jun-08                100                    57                   36                    22                   13
         Jun-09                100                    46                   27                    15                    8
         Jun-10                100                    37                   20                    10                    2
         Jun-11                100                    30                   15                     6                    0
         Jun-12                100                    24                   11                     1                    0
         Jun-13                100                    19                    8                     0                    0
         Jun-14                100                    15                    4                     0                    0
         Jun-15                100                    12                    0                     0                    0
         Jun-16                100                    10                    0                     0                    0
         Jun-17                100                     7                    0                     0                    0
         Jun-18                100                     4                    0                     0                    0
         Jun-19                100                     1                    0                     0                    0
         Jun-20                100                     0                    0                     0                    0
         Jun-21                100                     0                    0                     0                    0
         Jun-22                100                     0                    0                     0                    0
         Jun-23                100                     0                    0                     0                    0
         Jun-24                100                     0                    0                     0                    0
         Jun-25                 93                     0                    0                     0                    0
         Jun-26                 81                     0                    0                     0                    0
         Jun-27                 69                     0                    0                     0                    0
         Jun-28                 56                     0                    0                     0                    0
         Jun-29                 41                     0                    0                     0                    0
         Jun-30                 25                     0                    0                     0                    0
         Jun-31                 11                     0                    0                     0                    0
         Jun-32                  0                     0                    0                     0                    0
  Average Life to              26.29                  7.73                 5.81                  4.79                 4.29
  Maturity (years)
  Average Life to              26.16                  7.12                 5.34                  4.42                 3.99
  Call (1) (years)

(1) 10% Optional Clean-Up Call

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

TO MATURITY
-----------

        PERCENTAGE OF CLASS B-1 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

         Dates                 PPC 0%               PPC 75%              PPC 100%              PPC 125%             PPC 150%
 --------------------- --------------------- --------------------- --------------------- --------------------- --------------------
         Initial               100                   100                  100                   100                  100
         Jun-03                100                   100                  100                   100                  100
         Jun-04                100                   100                  100                   100                  100
         Jun-05                100                   100                  100                   100                  100
         Jun-06                100                    87                   65                    47                   33
         Jun-07                100                    71                   48                    32                   20
         Jun-08                100                    57                   36                    22                    8
         Jun-09                100                    46                   27                    12                    1
         Jun-10                100                    37                   20                     4                    0
         Jun-11                100                    30                   12                     0                    0
         Jun-12                100                    24                    5                     0                    0
         Jun-13                100                    18                    1                     0                    0
         Jun-14                100                    12                    0                     0                    0
         Jun-15                100                     7                    0                     0                    0
         Jun-16                100                     3                    0                     0                    0
         Jun-17                100                     0                    0                     0                    0
         Jun-18                100                     0                    0                     0                    0
         Jun-19                100                     0                    0                     0                    0
         Jun-20                100                     0                    0                     0                    0
         Jun-21                100                     0                    0                     0                    0
         Jun-22                100                     0                    0                     0                    0
         Jun-23                100                     0                    0                     0                    0
         Jun-24                100                     0                    0                     0                    0
         Jun-25                 93                     0                    0                     0                    0
         Jun-26                 81                     0                    0                     0                    0
         Jun-27                 69                     0                    0                     0                    0
         Jun-28                 56                     0                    0                     0                    0
         Jun-29                 41                     0                    0                     0                    0
         Jun-30                 25                     0                    0                     0                    0
         Jun-31                  6                     0                    0                     0                    0
         Jun-32                  0                     0                    0                     0                    0
  Average Life to              26.25                  7.47                 5.59                  4.57                 4.00
  Maturity (years)
  Average Life to              26.16                  7.12                 5.33                  4.36                 3.83
  Call (1) (years)

(1) 10% Optional Clean-Up Call

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

TO MATURITY
-----------

        PERCENTAGE OF CLASS B-2 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

         Dates                 PPC 0%               PPC 75%              PPC 100%              PPC 125%             PPC 150%
 --------------------- --------------------- --------------------- --------------------- --------------------- --------------------
         Initial               100                   100                  100                   100                  100
         Jun-03                100                   100                  100                   100                  100
         Jun-04                100                   100                  100                   100                  100
         Jun-05                100                   100                  100                   100                  100
         Jun-06                100                    87                   65                    47                   25
         Jun-07                100                    71                   48                    24                    1
         Jun-08                100                    57                   32                     4                    0
         Jun-09                100                    46                   14                     0                    0
         Jun-10                100                    34                    0                     0                    0
         Jun-11                100                    19                    0                     0                    0
         Jun-12                100                     8                    0                     0                    0
         Jun-13                100                     0                    0                     0                    0
         Jun-14                100                     0                    0                     0                    0
         Jun-15                100                     0                    0                     0                    0
         Jun-16                100                     0                    0                     0                    0
         Jun-17                100                     0                    0                     0                    0
         Jun-18                100                     0                    0                     0                    0
         Jun-19                100                     0                    0                     0                    0
         Jun-20                100                     0                    0                     0                    0
         Jun-21                100                     0                    0                     0                    0
         Jun-22                100                     0                    0                     0                    0
         Jun-23                100                     0                    0                     0                    0
         Jun-24                100                     0                    0                     0                    0
         Jun-25                 93                     0                    0                     0                    0
         Jun-26                 81                     0                    0                     0                    0
         Jun-27                 69                     0                    0                     0                    0
         Jun-28                 56                     0                    0                     0                    0
         Jun-29                 41                     0                    0                     0                    0
         Jun-30                 11                     0                    0                     0                    0
         Jun-31                  0                     0                    0                     0                    0
         Jun-32                  0                     0                    0                     0                    0
  Average Life to              26.02                  6.76                 5.06                  4.12                 3.60
  Maturity (years)
  Average Life to              26.02                  6.76                 5.06                  4.12                 3.60
  Call (1) (years)

(1) 10% Optional Clean-Up Call

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

                         SCHEDULE OF AVAILABLE FUNDS AND
             SUPPLEMENTAL INTEREST RATE CAP RATES (CASH CAP) (1)(2)

        PERIOD           CLASS A-2 CAP (%)    CLASS M-1 CAP (%)     CLASS M-2 CAP (%)    CLASS B-1 CAP (%)     CLASS B-2 CAP (%)
---------------------- --------------------- --------------------- -------------------- --------------------- --------------------
                            ACTUAL/360            ACTUAL/360           ACTUAL/360            ACTUAL/360           ACTUAL/360
           0                    -                      -                   -                      -                   -
           1                   8.57                  8.46                 8.46                  8.46                 8.46
           2                   7.95                  7.99                 7.99                  7.99                 7.99
           3                   7.95                  7.99                 7.99                  7.99                 7.99
           4                   8.22                  8.26                 8.26                  8.26                 8.26
           5                   7.96                  7.99                 7.99                  7.99                 7.99
           6                   8.23                  8.25                 8.25                  8.25                 8.25
           7                   7.97                  7.99                 7.99                  7.99                 7.99
           8                   7.97                  7.99                 7.99                  7.99                 7.99
           9                   8.83                  8.84                 8.84                  8.84                 8.84
          10                   7.98                  7.99                 7.99                  7.99                 7.99
          11                   8.25                  8.25                 8.25                  8.25                 8.25
          12                   7.99                  7.99                 7.99                  7.99                 7.99
          13                   8.26                  8.25                 8.25                  8.25                 8.25
          14                   8.00                  7.99                 7.99                  7.99                 7.99
          15                   8.01                  7.99                 7.99                  7.99                 7.99
          16                   8.28                  8.25                 8.25                  8.25                 8.25
          17                   8.02                  7.99                 7.99                  7.99                 7.99
          18                   8.29                  8.25                 8.25                  8.25                 8.25
          19                   8.03                  7.99                 7.99                  7.99                 7.99
          20                   8.04                  7.99                 7.99                  7.99                 7.99
          21                   8.60                  8.54                 8.54                  8.54                 8.54
          22                   8.06                  7.99                 7.99                  7.99                 7.99
          23                   9.05                  9.16                 9.16                  9.16                 9.16
          24                   8.76                  8.86                 8.86                  8.86                 8.86
          25                   9.13                  9.29                 9.29                  9.29                 9.29
          26                   8.84                  8.99                 8.99                  8.99                 8.99
          27                   8.85                  8.99                 8.99                  8.99                 8.99
          28                   9.16                  9.30                 9.30                  9.30                 9.30
          29                   9.54                  9.79                 9.79                  9.79                 9.79
          30                   9.87                 10.12                10.12                 10.12                10.12
          31                   9.58                  9.83                 9.83                  9.83                 9.83
          32                   9.60                  9.83                 9.83                  9.83                 9.83
          33                  10.64                 10.89                10.89                 10.89                10.89
          34                   9.64                  9.84                 9.84                  9.84                 9.84
          35                  10.79                 11.15                11.15                 11.15                11.15
          36                  10.46                 10.79                10.79                 10.79                10.79
          37                  19.63                 11.19                11.19                 11.19                11.19

(1) Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current certificate balance
(2)   Run assuming 100% PPC, no losses and a 1 month and 6 month Libor rate of
      20%

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

                         SCHEDULE OF AVAILABLE FUNDS AND
             SUPPLEMENTAL INTEREST RATE CAP RATES (CASH CAP) (1)(2)

        PERIOD           CLASS A-2 CAP (%)    CLASS M-1 CAP (%)     CLASS M-2 CAP (%)    CLASS B-1 CAP (%)     CLASS B-2 CAP (%)
---------------------- --------------------- --------------------- -------------------- --------------------- --------------------
                            ACTUAL/360            ACTUAL/360           ACTUAL/360            ACTUAL/360           ACTUAL/360
          38                  11.52                 10.83                10.83                 10.83                10.83
          39                  11.48                 10.83                10.83                 10.83                10.83
          40                  11.84                 11.20                11.20                 11.20                11.20
          41                  12.21                 11.78                11.78                 11.78                11.78
          42                  12.62                 12.18                12.18                 12.18                12.18
          43                  12.23                 11.83                11.83                 11.83                11.83
          44                  12.23                 11.82                11.82                 11.82                11.82
          45                  13.54                 13.09                13.09                 13.09                13.09
          46                  12.23                 11.83                11.83                 11.83                11.83
          47                  13.21                 12.90                12.90                 12.90                12.90
          48                  12.78                 12.49                12.49                 12.49                12.49
          49                  13.20                 12.90                12.90                 12.90                12.90
          50                  12.78                 12.48                12.48                 12.48                12.48
          51                  12.77                 12.48                12.48                 12.48                12.48
          52                  13.20                 12.90                12.90                 12.90                12.90
          53                  12.90                 12.64                12.64                 12.64                12.64
          54                  13.33                 13.06                13.06                 13.06                13.06
          55                  12.89                 12.63                12.63                 12.63                12.63
          56                  12.89                 12.63                12.63                 12.63                12.63
          57                  14.27                 13.98                13.98                 13.98                13.98
          58                  12.89                 12.63                12.63                 12.63                12.63
          59                  13.41                 13.16                13.16                 13.16                13.16
          60                  12.97                 12.73                12.73                 12.73                12.73
          61                  13.40                 13.15                13.15                 13.15                13.15
          62                  12.97                 12.73                12.73                 12.73                12.73
          63                  12.97                 12.73                12.73                 12.73                12.73
          64                  13.40                 13.15                13.15                 13.15                13.15
          65                  12.97                 12.72                12.72                 12.72                12.72
          66                  13.40                 13.14                13.14                 13.14                13.14
          67                  12.96                 12.72                12.72                 12.72                12.72
          68                  12.96                 12.72                12.72                 12.72                12.72
          69                  13.18                 13.59                13.59                 13.59                13.59
          70                  11.93                 12.71                12.71                 12.71                12.71
          71                  12.34                 13.13                13.13                 13.13                13.13
          72                  11.95                 12.71                12.71                 12.71                12.71
          73                  12.36                 13.13                13.13                 13.13                13.13
          74                  11.97                 12.71                12.71                 12.71                12.71
          75                  11.99                 12.70                12.70                 12.70                12.70

(1) Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current certificate balance
(2)   Run assuming 100% PPC, no losses and a 1 month and 6 month Libor rate of
      20%

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

                         SCHEDULE OF AVAILABLE FUNDS AND
             SUPPLEMENTAL INTEREST RATE CAP RATES (CASH CAP) (1)(2)

        PERIOD           CLASS A-2 CAP (%)    CLASS M-1 CAP (%)     CLASS M-2 CAP (%)    CLASS B-1 CAP (%)     CLASS B-2 CAP (%)
---------------------- --------------------- --------------------- -------------------- --------------------- --------------------
                            ACTUAL/360            ACTUAL/360           ACTUAL/360            ACTUAL/360           ACTUAL/360
          76                  12.40                 13.13                13.13                 13.13                13.13
          77                  12.01                 12.70                12.70                 12.70                12.70
          78                  12.42                 13.12                13.12                 13.12                13.12
          79                  12.04                 12.70                12.70                 12.70                12.70
          80                  12.05                 12.70                12.70                 12.70                12.70
          81                  13.36                 14.05                14.05                 14.05                14.05
          82                  12.08                 12.69                12.69                 12.69                12.69
          83                  12.50                 13.11                13.11                 13.11                13.11
          84                  12.11                 12.69                12.69                 12.69                12.69
          85                  12.53                 13.11                13.11                 13.11                13.11
          86                  12.14                 12.68                12.68                 12.68                12.68
          87                  12.16                 12.68                12.68                 12.68                12.68
          88                  12.58                 13.10                13.10                 13.10                13.10
          89                  12.19                 12.68                12.68                 12.68                12.68
          90                  12.62                 13.10                13.10                 13.10                13.10
          91                  12.23                 12.68                12.68                 12.68                12.68
          92                  12.25                 12.68                12.68                 12.68                12.68
          93                  13.58                 14.03                14.03                 14.03                14.03
          94                  12.29                 12.67                12.67                 12.67                12.67
          95                  12.72                 13.09                13.09                 13.09                13.09
          96                  12.33                 12.67                12.67                 12.67                12.67
          97                  12.77                 13.09                13.09                 13.09                13.09
          98                  12.38                 12.67                12.67                 12.67                12.67
          99                  12.40                 12.66                12.66                 12.66                  -
         100                  12.84                 13.08                13.08                 13.08                  -
         101                  12.45                 12.66                12.66                 12.66                  -
         102                  12.89                 13.08                13.08                 13.08                  -
         103                  12.50                 12.66                12.66                 12.66                  -
         104                  12.52                 12.66                12.66                 12.66                  -
         105                  13.90                 14.01                14.01                 14.01                  -
         106                  12.58                 12.65                12.65                 12.65                  -
         107                  13.03                 13.07                13.07                 13.07                  -
         108                  12.64                 12.65                12.65                 12.65                  -
         109                  13.09                 13.07                13.07                 13.07                  -
         110                  12.70                 12.65                12.65                 12.65                  -
         111                  12.73                 12.65                12.65                 12.65                  -
         112                  13.19                 13.07                13.07                 13.07                  -
         113                  12.79                 12.64                12.64                 12.64                  -

(1) Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current certificate balance
(2)   Run assuming 100% PPC, no losses and a 1 month and 6 month Libor rate of
      20%

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

                         SCHEDULE OF AVAILABLE FUNDS AND
             SUPPLEMENTAL INTEREST RATE CAP RATES (CASH CAP) (1)(2)

        PERIOD           CLASS A-2 CAP (%)    CLASS M-1 CAP (%)     CLASS M-2 CAP (%)    CLASS B-1 CAP (%)     CLASS B-2 CAP (%)
---------------------- --------------------- --------------------- -------------------- --------------------- --------------------
                            ACTUAL/360            ACTUAL/360           ACTUAL/360            ACTUAL/360           ACTUAL/360
         114                  13.26                 13.06                13.06                 13.06                  -
         115                  12.86                 12.64                12.64                 12.64                  -
         116                  12.90                 12.64                12.64                 12.64                  -
         117                  13.83                 13.51                13.51                 13.51                  -
         118                  12.97                 12.64                12.64                 12.64                  -
         119                  13.45                 13.06                13.06                 13.06                  -
         120                  13.05                 12.63                12.63                 12.63                  -
         121                  13.53                 13.05                13.05                 13.05                  -
         122                  13.14                 12.63                12.63                 12.63                  -
         123                  13.18                 12.63                12.63                 12.63                  -
         124                  13.66                 13.05                13.05                 13.05                  -
         125                  13.27                 12.63                12.63                 12.63                  -
         126                  13.76                 13.05                13.05                 13.05                  -
         127                  13.36                 12.62                12.62                 12.62                  -
         128                  13.41                 12.62                12.62                 12.62                  -
         129                  14.91                 13.97                13.97                 13.97                  -
         130                  13.51                 12.62                12.62                 12.62                  -
         131                  14.02                 13.04                13.04                 13.04                  -
         132                  13.62                 12.62                12.62                 12.62                  -
         133                  14.13                 13.04                13.04                 13.04                  -
         134                  13.73                 12.62                12.62                 12.62                  -
         135                  13.79                 12.62                12.62                 12.62                  -
         136                  14.31                 13.03                13.03                 13.03                  -
         137                  13.91                 12.61                12.61                 12.61                  -
         138                  14.44                 13.03                13.03                   -                    -
         139                  14.04                 12.61                12.61                   -                    -
         140                  14.11                 12.61                12.61                   -                    -
         141                  15.70                 13.96                13.96                   -                    -
         142                  14.25                 12.61                12.61                   -                    -
         143                  14.80                 13.03                13.03                   -                    -
         144                  14.39                 12.61                12.61                   -                    -
         145                  14.95                 13.02                13.02                   -                    -
         146                  14.55                 12.60                12.60                   -                    -
         147                  14.63                 12.60                12.60                   -                    -
         148                  15.20                 13.02                13.02                   -                    -
         149                  14.79                 12.60                12.60                   -                    -
         150                  15.38                 13.02                13.02                   -                    -
         151                  14.97                 12.60                12.60                   -                    -

(1) Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current certificate balance
(2)   Run assuming 100% PPC, no losses and a 1 month and 6 month Libor rate of
      20%

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

                         SCHEDULE OF AVAILABLE FUNDS AND
             SUPPLEMENTAL INTEREST RATE CAP RATES (CASH CAP) (1)(2)

        PERIOD           CLASS A-2 CAP (%)    CLASS M-1 CAP (%)     CLASS M-2 CAP (%)    CLASS B-1 CAP (%)     CLASS B-2 CAP (%)
---------------------- --------------------- --------------------- -------------------- --------------------- --------------------
                            ACTUAL/360            ACTUAL/360           ACTUAL/360            ACTUAL/360           ACTUAL/360
         152                  15.06                 12.60                12.60                   -                    -
         153                  16.78                 13.95                13.95                   -                    -
         154                  15.25                 12.60                12.60                   -                    -
         155                  15.86                 13.02                13.02                   -                    -
         156                  15.45                 12.59                12.59                   -                    -
         157                  16.07                 13.01                13.01                   -                    -
         158                  15.66                 12.59                12.59                   -                    -
         159                  15.77                 12.59                12.59                   -                    -
         160                  16.41                 13.01                13.01                   -                    -
         161                  15.99                 12.59                  -                     -                    -
         162                  16.65                 13.01                  -                     -                    -
         163                  16.23                 12.59                  -                     -                    -
         164                  16.35                 12.59                  -                     -                    -
         165                  17.62                 13.46                  -                     -                    -
         166                  16.61                 12.59                  -                     -                    -
         167                  17.30                 13.01                  -                     -                    -
         168                  16.88                 12.59                  -                     -                    -
         169                  17.59                 13.01                  -                     -                    -
         170                  17.17                 12.59                  -                     -                    -
         171                  17.32                 12.59                  -                     -                    -
         172                  18.06                 13.00                  -                     -                    -
         173                  17.63                 12.58                  -                     -                    -
         174                  18.38                 13.00                  -                     -                    -
         175                  17.96                 12.58                  -                     -                    -
         176                  18.13                 12.58                  -                     -                    -
         177                  20.33                   -                    -                     -                    -
         178                  18.70                   -                    -                     -                    -
         179                  19.73                   -                    -                     -                    -
         180                  19.41                   -                    -                     -                    -
         181                  20.41                   -                    -                     -                    -
         182                  20.11                   -                    -                     -                    -
         183                  20.49                   -                    -                     -                    -
         184                  21.59                   -                    -                     -                    -
         185                  21.32                   -                    -                     -                    -
         186                  22.51                   -                    -                     -                    -
         187                  22.28                   -                    -                     -                    -
         188                  22.80                   -                    -                     -                    -
         189                  25.87                   -                    -                     -                    -

(1) Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current certificate balance
(2)   Run assuming 100% PPC, no losses and a 1 month and 6 month Libor rate of
      20%

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

                         SCHEDULE OF AVAILABLE FUNDS AND
             SUPPLEMENTAL INTEREST RATE CAP RATES (CASH CAP) (1)(2)

        PERIOD           CLASS A-2 CAP (%)    CLASS M-1 CAP (%)     CLASS M-2 CAP (%)    CLASS B-1 CAP (%)     CLASS B-2 CAP (%)
---------------------- --------------------- --------------------- -------------------- --------------------- --------------------
                            ACTUAL/360            ACTUAL/360           ACTUAL/360            ACTUAL/360           ACTUAL/360
         190                  23.97                   -                    -                     -                    -
         191                  25.45                   -                    -                     -                    -
         192                  25.34                   -                    -                     -                    -
         193                  26.97                   -                    -                     -                    -
         194                  26.94                   -                    -                     -                    -
         195                  27.85                   -                    -                     -                    -
         196                  29.81                   -                    -                     -                    -
         197                  29.94                   -                    -                     -                    -
         198                  32.19                   -                    -                     -                    -
         199                  32.49                   -                    -                     -                    -
         200                  33.95                   -                    -                     -                    -
         201                  39.33                   -                    -                     -                    -
         202                  37.31                   -                    -                     -                    -
         203                  40.65                   -                    -                     -                    -
         204                  41.66                   -                    -                     -                    -
         205                  45.84                   -                    -                     -                    -
         206                  47.53                   -                    -                     -                    -
         207                  51.29                   -                    -                     -                    -
         208                  57.69                   -                    -                     -                    -
         209                  61.42                   -                    -                     -                    -
         210                  70.75                   -                    -                     -                    -
         211                  77.62                   -                    -                     -                    -
         212                  90.00                   -                    -                     -                    -
         213                  115.08                  -                    -                     -                    -
         214                  134.86                  -                    -                     -                    -
         215                  188.27                  -                    -                     -                    -
         216                  285.15                  -                    -                     -                    -
         217                 1,202.61                 -                    -                     -                    -
          -                     -                     -                    -                     -                    -

(1) Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current certificate balance
(2)   Run assuming 100% PPC, no losses and a 1 month and 6 month Libor rate of
      20%

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

                                 MORGAN STANLEY
            MORGAN STANLEY DEAN WITTER CAPITAL I INC. TRUST 2002-HE1

                                    2002-HE1

1. SUMMARY STATISTICS

Number of Mortgage Loans: 6,300
Aggregate Principal Balance ($): 910,151,026
Weighted Average Current Mortgage Rate (%): 8.722
Non-Zero Weighted Average Margin (%): 6.712
Non-Zero Weighted Average Maximum Rate (%): 15.716
Weighted Average Stated Original Term (months): 354
Weighted Average Amortizing Original Term (months): 355
Weighted Average Stated Remaining Term (months): 352
Weighted Average Amortizing Remaining Term (months): 353
Weighted Average Original LTV (%): 78.10
% First Liens: 100.00
% Owner Occupied: 92.94
% Purchase: 19.40
% Full Doc: 58.50
Non-Zero Weighted Average Credit Score: 597

2. SELLER

                                                                               % OF
                                                                               MORTGAGE
                                                                               POOL BY
                                                             AGGREGATE         AGGREGATE   WEIGHTED
                                                    NUMBER   CUT-OFF           CUT-OFF     AVERAGE     WEIGHTED        WEIGHTED
                                                        OF   DATE              DATE        GROSS       AVERAGE         AVERAGE
                                                  MORTGAGE   PRINCIPAL         PRINCIPAL   INTEREST    REMAINING       ORIGINAL
SELLER                                               LOANS   BALANCE ($)       BALANCE     RATE (%)    TERM (MONTHS)   LTV (%)
-----------------------------------------------   --------   ---------------   ---------   --------    -------------   --------
Accredited Home Lending                               1233   $171,235,876.00    18.81       8.705      347             78.82
First Franklin                                         404   $ 42,465,885.00     4.67       9.624      356             76.31
New Century                                           4663   $696,449,265.00    76.52       8.671      353             78.04
                                                  --------   ---------------   ---------   --------    -------------   --------
TOTAL:                                                6300   $910,151,026.00   100.00       8.722      352             78.10

3. PRODUCT TYPES

                                                                               % OF
                                                                               MORTGAGE
                                                                               POOL BY
                                                             AGGREGATE         AGGREGATE   WEIGHTED
                                                    NUMBER   CUT-OFF           CUT-OFF     AVERAGE     WEIGHTED        WEIGHTED
                                                        OF   DATE              DATE        GROSS       AVERAGE         AVERAGE
                                                  MORTGAGE   PRINCIPAL         PRINCIPAL   INTEREST    REMAINING       ORIGINAL
PRODUCT TYPES                                        LOANS   BALANCE ($)       BALANCE     RATE (%)    TERM (MONTHS)   LTV (%)
-----------------------------------------------   --------   ---------------   ---------   --------    -------------   --------
Fixed - 10 Year                                         15   $  1,102,562.00     0.12       8.795      118             67.92
Fixed - 15 Year                                        197   $ 16,898,185.00     1.86       8.709      178             71.49
Fixed - 20 Year                                         85   $  7,160,954.00     0.79       9.017      238             74.47
Fixed - 25 Year                                          9   $    950,881.00     0.10       9.176      298             78.83
Fixed - 30 Year                                       1529   $200,628,300.00    22.04       8.510      358             75.06
Balloon - 15/20                                          3   $    185,539.00     0.02       8.985      178             77.77
Balloon - 15/30                                         63   $  5,816,703.00     0.64       9.166      178             82.72
ARM - 6 Month                                            1   $    141,309.00     0.02       7.990      358             48.13
ARM - 2 Year/6 Month                                  3659   $564,642,141.00    62.04       8.809      358             79.38
ARM - 3 Year/6 Month                                   739   $112,624,452.00    12.37       8.619      358             78.27
                                                  --------   ---------------   ---------   --------    -------------   --------
TOTAL:                                                6300   $910,151,026.00   100.00       8.722      352             78.10

4. RANGE OF GROSS INTEREST RATES (%)

                                                                               % OF
                                                                               MORTGAGE
                                                                               POOL BY
                                                             AGGREGATE         AGGREGATE   WEIGHTED
                                                    NUMBER   CUT-OFF           CUT-OFF     AVERAGE     WEIGHTED        WEIGHTED
                                                        OF   DATE              DATE        GROSS       AVERAGE         AVERAGE
                                                  MORTGAGE   PRINCIPAL         PRINCIPAL   INTEREST    REMAINING       ORIGINAL
RANGE OF GROSS INTEREST RATES (%)                    LOANS   BALANCE ($)       BALANCE     RATE (%)    TERM (MONTHS)   LTV (%)
-----------------------------------------------   --------   ---------------   ---------   --------    -------------   --------
5.000 - 5.999                                           29   $  7,032,424.00     0.77       5.990      358             75.19
6.000 - 6.999                                          182   $ 38,753,749.00     4.26       6.902      352             71.21
7.000 - 7.999                                         1222   $225,176,382.00    24.74       7.703      353             76.02
8.000 - 8.999                                         2212   $338,921,842.00    37.24       8.610      352             79.47
9.000 - 9.999                                         1714   $207,640,775.00    22.81       9.533      351             80.08
10.000 - 10.999                                        710   $ 72,797,278.00     8.00      10.494      352             78.02
11.000 - 11.999                                        182   $ 15,855,777.00     1.74      11.505      349             73.86
12.000 - 12.999                                         40   $  3,422,562.00     0.38      12.549      347             68.43
13.000 - 13.999                                          7   $    443,765.00     0.05      13.378      358             63.69
14.000 - 14.999                                          2   $    106,472.00     0.01      14.276      358             68.09
                                                  --------   ---------------   ---------   --------    -------------   --------
TOTAL:                                                6300   $910,151,026.00   100.00       8.722      352             78.10
Minimum: 5.990
Maximum: 14.480
Weighted Average: 8.722

5. RANGE OF CUT-OFF DATE PRINCIPAL BALANCES ($)

                                                                               % OF
                                                                               MORTGAGE
                                                                               POOL BY
                                                             AGGREGATE         AGGREGATE   WEIGHTED
                                                    NUMBER   CUT-OFF           CUT-OFF     AVERAGE     WEIGHTED        WEIGHTED
                                                        OF   DATE              DATE        GROSS       AVERAGE         AVERAGE
                                                  MORTGAGE   PRINCIPAL         PRINCIPAL   INTEREST    REMAINING       ORIGINAL
RANGE OF CUT-OFF DATE PRINCIPAL BALANCES ($)         LOANS   BALANCE ($)       BALANCE     RATE (%)    TERM (MONTHS)   LTV (%)
-----------------------------------------------   --------   ---------------   ---------   --------    -------------   --------
1 - 25,000                                               4   $     75,849.00     0.01      11.439      319             53.76
25,001 - 50,000                                        512   $ 21,486,329.00     2.36       9.722      324             70.40
50,001 - 75,000                                       1073   $ 67,248,356.00     7.39       9.370      341             75.73
75,001 - 100,000                                      1010   $ 88,894,948.00     9.77       9.074      348             77.14
100,001 - 125,000                                      793   $ 89,092,277.00     9.79       8.931      351             77.72
125,001 - 150,000                                      634   $ 86,864,725.00     9.54       8.824      351             79.02
150,001 - 175,000                                      550   $ 89,194,306.00     9.80       8.700      355             78.15
175,001 - 200,000                                      435   $ 81,723,301.00     8.98       8.650      355             79.07
200,001 - 225,000                                      305   $ 65,186,268.00     7.16       8.608      357             79.85
225,001 - 250,000                                      206   $ 49,076,353.00     5.39       8.617      355             80.00
250,001 - 275,000                                      154   $ 40,169,512.00     4.41       8.573      357             80.47
275,001 - 300,000                                      117   $ 33,649,982.00     3.70       8.436      354             77.76
300,001 - 325,000                                      110   $ 34,404,198.00     3.78       8.369      357             79.33
325,001 - 350,000                                       76   $ 25,668,068.00     2.82       8.577      355             79.26
350,001 - 375,000                                       66   $ 23,920,072.00     2.63       8.449      356             79.16
375,001 - 400,000                                       73   $ 28,389,903.00     3.12       8.304      358             81.10
400,001 - 425,000                                       41   $ 16,866,595.00     1.85       8.267      353             77.92
425,001 - 450,000                                       40   $ 17,624,522.00     1.94       8.261      353             79.74
450,001 - 475,000                                       20   $  9,314,385.00     1.02       8.149      358             74.63
475,001 - 500,000                                       62   $ 30,388,270.00     3.34       7.987      358             77.66
500,001 - 525,000                                        3   $  1,549,915.00     0.17       6.992      358             67.72
525,001 - 550,000                                        4   $  2,173,253.00     0.24       7.714      358             58.05
550,001 - 575,000                                        2   $  1,137,542.00     0.12       9.251      358             54.41
575,001 - 600,000                                        6   $  3,535,980.00     0.39       7.288      358             67.79
600,001 >=                                               4   $  2,516,116.00     0.28       8.305      314             60.81
                                                  --------   ---------------   ---------   --------    -------------   --------
TOTAL:                                                6300   $910,151,026.00   100.00       8.722      352             78.10
Minimum: 12,911
Maximum: 649,123
Average: 144,468

6. RANGE OF STATED ORIGINAL TERMS (MONTHS)

                                                                               % OF
                                                                               MORTGAGE
                                                                               POOL BY
                                                             AGGREGATE         AGGREGATE   WEIGHTED
                                                    NUMBER   CUT-OFF           CUT-OFF     AVERAGE     WEIGHTED        WEIGHTED
                                                        OF   DATE              DATE        GROSS       AVERAGE         AVERAGE
                                                  MORTGAGE   PRINCIPAL         PRINCIPAL   INTEREST    REMAINING       ORIGINAL
RANGE OF STATED ORIGINAL TERMS (MONTHS)              LOANS   BALANCE ($)       BALANCE     RATE (%)    TERM (MONTHS)   LTV (%)
-----------------------------------------------   --------   ---------------   ---------   --------    -------------   --------
120                                                     15   $  1,102,562.00     0.12       8.795      118             67.92
180                                                    263   $ 22,900,427.00     2.52       8.827      178             74.40
240                                                     86   $  7,205,709.00     0.79       9.013      238             74.53
300                                                      9   $    950,881.00     0.10       9.176      298             78.83
360                                                   5927   $877,991,447.00    96.47       8.716      358             78.24
                                                  --------   ---------------   ---------   --------    -------------   --------
TOTAL:                                                6300   $910,151,026.00   100.00       8.722      352             78.10
Minimum: 120
Maximum: 360
Weighted Average: 354

7. RANGE OF AMORTIZING ORIGINAL TERMS (MONTHS)

                                                                               % OF
                                                                               MORTGAGE
                                                                               POOL BY
                                                             AGGREGATE         AGGREGATE   WEIGHTED
                                                    NUMBER   CUT-OFF           CUT-OFF     AVERAGE     WEIGHTED        WEIGHTED
                                                        OF   DATE              DATE        GROSS       AVERAGE         AVERAGE
                                                  MORTGAGE   PRINCIPAL         PRINCIPAL   INTEREST    REMAINING       ORIGINAL
RANGE OF AMORTIZING ORIGINAL TERMS (MONTHS)          LOANS   BALANCE ($)       BALANCE     RATE (%)    TERM (MONTHS)   LTV (%)
-----------------------------------------------   --------   ---------------   ---------   --------    -------------   --------
120                                                     15   $  1,102,562.00     0.12       8.795      118             67.92
180                                                    197   $ 16,898,185.00     1.86       8.709      178             71.49
240                                                     89   $  7,391,248.00     0.81       9.012      236             74.61
300                                                      9   $    950,881.00     0.10       9.176      298             78.83
360                                                   5990   $883,808,151.00    97.11       8.719      357             78.27
                                                  --------   ---------------   ---------   --------    -------------   --------
TOTAL:                                                6300   $910,151,026.00   100.00       8.722      352             78.10
Minimum: 120
Maximum: 360
Weighted Average: 355

8. RANGE OF STATED REMAINING TERMS (MONTHS)

                                                                               % OF
                                                                               MORTGAGE
                                                                               POOL BY
                                                             AGGREGATE         AGGREGATE   WEIGHTED
                                                    NUMBER   CUT-OFF           CUT-OFF     AVERAGE     WEIGHTED        WEIGHTED
                                                        OF   DATE              DATE        GROSS       AVERAGE         AVERAGE
                                                  MORTGAGE   PRINCIPAL         PRINCIPAL   INTEREST    REMAINING       ORIGINAL
RANGE OF STATED REMAINING TERMS (MONTHS)             LOANS   BALANCE ($)       BALANCE     RATE (%)    TERM (MONTHS)   LTV (%)
-----------------------------------------------   --------   ---------------   ---------   --------    -------------   --------
109 - 120                                               15   $  1,102,562.00     0.12       8.795      118             67.92
169 - 180                                              263   $ 22,900,427.00     2.52       8.827      178             74.40
229 - 240                                               86   $  7,205,709.00     0.79       9.013      238             74.53
289 - 300                                                9   $    950,881.00     0.10       9.176      298             78.83
325 - 336                                                1   $     51,432.00     0.01       7.800      327             90.00
349 - 360                                             5926   $877,940,015.00    96.46       8.716      358             78.24
                                                  --------   ---------------   ---------   --------    -------------   --------
TOTAL:                                                6300   $910,151,026.00   100.00       8.722      352             78.10
Minimum: 117
Maximum: 359
Weighted Average: 352

9. RANGE OF AMORTIZING REMAINING TERMS (MONTHS)

                                                                               % OF
                                                                               MORTGAGE
                                                                               POOL BY
                                                             AGGREGATE         AGGREGATE   WEIGHTED
                                                    NUMBER   CUT-OFF           CUT-OFF     AVERAGE     WEIGHTED        WEIGHTED
                                                        OF   DATE              DATE        GROSS       AVERAGE         AVERAGE
                                                  MORTGAGE   PRINCIPAL         PRINCIPAL   INTEREST    REMAINING       ORIGINAL
RANGE OF AMORTIZING REMAINING TERMS (MONTHS)         LOANS   BALANCE ($)       BALANCE     RATE (%)    TERM (MONTHS)   LTV (%)
-----------------------------------------------   --------   ---------------   ---------   --------    -------------   --------
109 - 120                                               15   $  1,102,562.00     0.12       8.795      118             67.92
169 - 180                                              197   $ 16,898,185.00     1.86       8.709      178             71.49
181 - 192                                                1   $    220,013.00     0.02       8.250      358             77.22
229 - 240                                               89   $  7,391,248.00     0.81       9.012      236             74.61
289 - 300                                               10   $  1,123,417.00     0.12       8.840      307             76.93
313 - 324                                                2   $    334,952.00     0.04       8.411      357             85.44
325 - 336                                               12   $    748,544.00     0.08      10.121      358             68.18
337 - 348                                               67   $  8,372,579.00     0.92       8.890      358             75.30
349 - 360                                             5907   $873,959,527.00    96.02       8.717      357             78.31
                                                  --------   ---------------   ---------   --------    -------------   --------
TOTAL:                                                6300   $910,151,026.00   100.00       8.722      352             78.10
Minimum: 117
Maximum: 359
Weighted Average: 353

10. RANGE OF ORIGINAL LTV RATIOS (%)

                                                                               % OF
                                                                               MORTGAGE
                                                                               POOL BY
                                                             AGGREGATE         AGGREGATE   WEIGHTED
                                                    NUMBER   CUT-OFF           CUT-OFF     AVERAGE     WEIGHTED        WEIGHTED
                                                        OF   DATE              DATE        GROSS       AVERAGE         AVERAGE
                                                  MORTGAGE   PRINCIPAL         PRINCIPAL   INTEREST    REMAINING       ORIGINAL
RANGE OF ORIGINAL LTV RATIOS (%)                     LOANS   BALANCE ($)       BALANCE     RATE (%)    TERM (MONTHS)   LTV (%)
-----------------------------------------------   --------   ---------------   ---------   --------    -------------   --------
<= 30.00                                                31   $  2,095,337.00     0.23       8.899      323             21.81
30.01 - 40.00                                           56   $  5,959,538.00     0.65       8.217      339             37.15
40.01 - 50.00                                          158   $ 17,072,470.00     1.88       8.605      344             45.94
50.01 - 60.00                                          332   $ 43,583,401.00     4.79       8.393      346             55.84
60.01 - 70.00                                          816   $114,881,761.00    12.62       8.666      350             66.75
70.01 - 80.00                                         2732   $385,712,325.00    42.38       8.639      353             78.19
80.01 - 90.00                                         2035   $320,381,245.00    35.20       8.893      354             86.75
90.01 - 100.00                                         140   $ 20,464,949.00     2.25       8.856      336             96.81
                                                  --------   ---------------   ---------   --------    -------------   --------
TOTAL:                                                6300   $910,151,026.00   100.00       8.722      352             78.10
Minimum: 12.33
Maximum: 100.00
Weighted Average: 78.10

11. RANGE OF GROSS MARGINS (%)

                                                                               % OF
                                                                               MORTGAGE
                                                                               POOL BY
                                                             AGGREGATE         AGGREGATE   WEIGHTED
                                                    NUMBER   CUT-OFF           CUT-OFF     AVERAGE     WEIGHTED        WEIGHTED
                                                        OF   DATE              DATE        GROSS       AVERAGE         AVERAGE
                                                  MORTGAGE   PRINCIPAL         PRINCIPAL   INTEREST    REMAINING       ORIGINAL
RANGE OF GROSS MARGINS (%)                           LOANS   BALANCE ($)       BALANCE     RATE (%)    TERM (MONTHS)   LTV (%)
-----------------------------------------------   --------   ---------------   ---------   --------    -------------   --------
Fixed Rate Loans                                      1901   $232,743,124.00    25.57       8.561      335             74.96
<=4.000                                                  6   $    872,013.00     0.10       7.866      359             79.63
4.001 - 4.500                                           34   $  5,262,520.00     0.58       8.486      359             66.77
4.501 - 5.000                                           93   $ 15,312,284.00     1.68       7.650      358             72.95
5.001 - 5.500                                          103   $ 12,706,832.00     1.40       8.871      359             76.69
5.501 - 6.000                                          119   $ 16,013,941.00     1.76       8.667      358             77.09
6.001 - 6.500                                         1694   $281,196,017.00    30.90       8.431      358             80.81
6.501 - 7.000                                         1163   $180,911,218.00    19.88       8.839      358             79.88
7.001 - 7.500                                          776   $110,604,939.00    12.15       9.360      358             76.03
7.501 - 8.000                                          159   $ 22,539,091.00     2.48       8.992      358             81.07
8.001 - 8.500                                           80   $ 10,563,805.00     1.16       9.360      358             78.78
8.501 - 9.000                                          105   $ 13,772,974.00     1.51       9.917      358             77.25
9.001 - 9.500                                           32   $  4,014,516.00     0.44      10.412      358             75.60
9.501 - 10.000                                          18   $  2,069,080.00     0.23      10.708      358             76.91
>10.000                                                 17   $  1,568,673.00     0.17      11.661      358             79.52
                                                  --------   ---------------   ---------   --------    -------------   --------
TOTAL:                                                6300   $910,151,026.00   100.00       8.722      352             78.10
Non-Zero Minimum: 3.000
Maximum: 11.000
Non-Zero Weighted Average: 6.712

12. RANGE OF MINIMUM MORTGAGE RATES (%)

                                                                               % OF
                                                                               MORTGAGE
                                                                               POOL BY
                                                             AGGREGATE         AGGREGATE   WEIGHTED
                                                    NUMBER   CUT-OFF           CUT-OFF     AVERAGE     WEIGHTED        WEIGHTED
                                                        OF   DATE              DATE        GROSS       AVERAGE         AVERAGE
                                                  MORTGAGE   PRINCIPAL         PRINCIPAL   INTEREST    REMAINING       ORIGINAL
RANGE OF MINIMUM MORTGAGE RATES (%)                  LOANS   BALANCE ($)       BALANCE     RATE (%)    TERM (MONTHS)   LTV (%)
-----------------------------------------------   --------   ---------------   ---------   --------    -------------   --------
Fixed Rate Loans                                      1901   $232,743,124.00    25.57       8.561      335             74.96
5.501 - 6.000                                           29   $  7,032,424.00     0.77       5.990      358             75.19
6.001 - 6.500                                           17   $  3,107,196.00     0.34       6.477      358             74.04
6.501 - 7.000                                          106   $ 22,812,068.00     2.51       6.943      358             74.00
7.001 - 7.500                                          233   $ 46,028,631.00     5.06       7.418      358             76.29
7.501 - 8.000                                          583   $110,100,551.00    12.10       7.895      358             78.65
8.001 - 8.500                                          696   $119,615,235.00    13.14       8.383      358             80.18
8.501 - 9.000                                          894   $138,431,152.00    15.21       8.865      358             80.79
9.001 - 9.500                                          659   $ 92,250,764.00    10.14       9.342      358             80.52
9.501 - 10.000                                         586   $ 70,791,545.00     7.78       9.845      358             80.09
10.001 -10.500                                         273   $ 31,800,773.00     3.49      10.339      358             77.56
10.501 - 11.000                                        188   $ 21,870,785.00     2.40      10.828      358             78.31
11.001 - 11.500                                         57   $  5,688,908.00     0.63      11.287      358             74.88
11.501 - 12.000                                         49   $  4,992,968.00     0.55      11.837      358             70.01
12.001 - 12.500                                         16   $  1,574,690.00     0.17      12.427      358             64.75
12.501 - 13.000                                          9   $  1,054,997.00     0.12      12.902      358             72.48
13.001 - 13.500                                          1   $     62,973.00     0.01      13.250      358             70.00
13.501 - 14.000                                          1   $     85,769.00     0.01      13.990      358             65.00
14.001 - 14.500                                          2   $    106,472.00     0.01      14.276      358             68.09
                                                  --------   ---------------   ---------   --------    -------------   --------
TOTAL:                                                6300   $910,151,026.00   100.00       8.722      352             78.10
Non-Zero Minimum: 5.990
Maximum: 14.480
Non-Zero Weighted Average: 8.777

13. RANGE OF MAXIMUM LOAN RATES (%)

                                                                               % OF
                                                                               MORTGAGE
                                                                               POOL BY
                                                             AGGREGATE         AGGREGATE   WEIGHTED
                                                    NUMBER   CUT-OFF           CUT-OFF     AVERAGE     WEIGHTED        WEIGHTED
                                                        OF   DATE              DATE        GROSS       AVERAGE         AVERAGE
                                                  MORTGAGE   PRINCIPAL         PRINCIPAL   INTEREST    REMAINING       ORIGINAL
RANGE OF MAXIMUM LOAN RATES (%)                      LOANS   BALANCE ($)       BALANCE     RATE (%)    TERM (MONTHS)   LTV (%)
-----------------------------------------------   --------   ---------------   ---------   --------    -------------   --------
Fixed Rate Loans                                      1901   $232,743,124.00    25.57       8.561      335             74.96
12.501 - 13.000                                         30   $  7,104,362.00     0.78       5.998      358             75.18
13.001 - 13.500                                         17   $  3,107,196.00     0.34       6.477      358             74.04
13.501 - 14.000                                        118   $ 24,601,087.00     2.70       7.017      358             73.83
14.001 - 14.500                                        259   $ 49,492,049.00     5.44       7.486      358             76.08
14.501 - 15.000                                        630   $115,805,186.00    12.72       7.956      358             78.38
15.001 - 15.500                                        745   $124,575,153.00    13.69       8.446      358             80.03
15.501 - 16.000                                        926   $140,267,142.00    15.41       8.932      358             81.03
16.001 - 16.500                                        632   $ 88,409,867.00     9.71       9.394      358             80.86
16.501 - 17.000                                        538   $ 66,106,919.00     7.26       9.921      358             80.49
17.001 - 17.500                                        240   $ 28,238,496.00     3.10      10.366      358             77.79
17.501 - 18.000                                        147   $ 17,453,505.00     1.92      10.861      358             77.56
18.001 - 18.500                                         44   $  4,986,998.00     0.55      11.316      358             74.22
18.501 - 19.000                                         45   $  4,532,499.00     0.50      11.853      358             68.48
19.001 - 19.500                                         15   $  1,417,234.00     0.16      12.461      358             62.08
19.501 - 20.000                                          9   $  1,054,997.00     0.12      12.902      358             72.48
20.001 - 20.500                                          1   $     62,973.00     0.01      13.250      358             70.00
20.501 - 21.000                                          1   $     85,769.00     0.01      13.990      358             65.00
21.001 - 21.500                                          2   $    106,472.00     0.01      14.276      358             68.09
                                                  --------   ---------------   ---------   --------    -------------   --------
TOTAL:                                                6300   $910,151,026.00   100.00       8.722      352             78.10
Non-Zero Minimum: 12.750
Maximum: 21.480
Non-Zero Weighted Average: 15.716

14. INITIAL PERIODIC CAP (%)

                                                                               % OF
                                                                               MORTGAGE
                                                                               POOL BY
                                                             AGGREGATE         AGGREGATE   WEIGHTED
                                                    NUMBER   CUT-OFF           CUT-OFF     AVERAGE     WEIGHTED        WEIGHTED
                                                        OF   DATE              DATE        GROSS       AVERAGE         AVERAGE
                                                  MORTGAGE   PRINCIPAL         PRINCIPAL   INTEREST    REMAINING       ORIGINAL
INITIAL PERIODIC CAP (%)                             LOANS   BALANCE ($)       BALANCE     RATE (%)    TERM (MONTHS)   LTV (%)
-----------------------------------------------   --------   ---------------   ---------   --------    -------------   --------
Fixed Rate Loans                                      1901   $232,743,124.00    25.57       8.561      335             74.96
1.000                                                   24   $  3,016,300.00     0.33       9.415      358             75.35
1.500                                                 4012   $634,298,335.00    69.69       8.728      358             79.39
2.000                                                    6   $  1,240,716.00     0.14       7.580      357             70.23
3.000                                                  357   $ 38,852,551.00     4.27       9.562      359             76.37
                                                  --------   ---------------   ---------   --------    -------------   --------
TOTAL:                                                6300   $910,151,026.00   100.00       8.722      352             78.10
Non-Zero Minimum: 1.000
Maximum: 3.000
Non-Zero Weighted Average: 1.585

15. SUBSEQEUNT PERIODIC CAP (%)

                                                                               % OF
                                                                               MORTGAGE
                                                                               POOL BY
                                                             AGGREGATE         AGGREGATE   WEIGHTED
                                                    NUMBER   CUT-OFF           CUT-OFF     AVERAGE     WEIGHTED        WEIGHTED
                                                        OF   DATE              DATE        GROSS       AVERAGE         AVERAGE
                                                  MORTGAGE   PRINCIPAL         PRINCIPAL   INTEREST    REMAINING       ORIGINAL
SUBSEQEUNT PERIODIC CAP (%)                          LOANS   BALANCE ($)       BALANCE     RATE (%)    TERM (MONTHS)   LTV (%)
-----------------------------------------------   --------   ---------------   ---------   --------    -------------   --------
Fixed Rate Loans                                      1901   $232,743,124.00    25.57       8.561      335             74.96
1.000                                                  385   $ 42,616,371.00     4.68       9.525      359             76.21
1.500                                                 4014   $634,791,531.00    69.75       8.727      358             79.39
                                                  --------   ---------------   ---------   --------    -------------   --------
TOTAL:                                                6300   $910,151,026.00   100.00       8.722      352             78.10
Non-Zero Minimum: 1.000
Maximum: 1.500
Non-Zero Weighted Average: 1.469

16. NEXT RATE ADJUSTMENT DATES

                                                                               % OF
                                                                               MORTGAGE
                                                                               POOL BY
                                                             AGGREGATE         AGGREGATE   WEIGHTED
                                                    NUMBER   CUT-OFF           CUT-OFF     AVERAGE     WEIGHTED        WEIGHTED
                                                        OF   DATE              DATE        GROSS       AVERAGE         AVERAGE
                                                  MORTGAGE   PRINCIPAL         PRINCIPAL   INTEREST    REMAINING       ORIGINAL
NEXT RATE ADJUSTMENT DATES                           LOANS   BALANCE ($)       BALANCE     RATE (%)    TERM (MONTHS)   LTV (%)
-----------------------------------------------   --------   ---------------   ---------   --------    -------------   --------
October 2002                                             1   $    141,309.00     0.02       7.990      358             48.13
December 2003                                            2   $    164,470.00     0.02       9.128      354             74.08
January 2004                                             3   $    453,407.00     0.05       7.798      355             74.62
February 2004                                           47   $  6,788,390.00     0.75       8.923      355             81.21
March 2004                                             716   $117,160,735.00    12.87       8.926      357             79.94
April 2004                                            2429   $385,783,272.00    42.39       8.718      358             79.38
May 2004                                               462   $ 54,291,866.00     5.97       9.195      359             77.96
November 2004                                            2   $    457,953.00     0.05       8.449      353             73.21
December 2004                                            1   $    110,438.00     0.01       9.100      354             37.43
January 2005                                             3   $    350,094.00     0.04       9.460      355             89.52
February 2005                                           17   $  2,887,881.00     0.32       8.205      356             82.78
March 2005                                             108   $ 15,223,855.00     1.67       8.744      357             78.85
April 2005                                             596   $ 92,098,813.00    10.12       8.591      358             78.12
May 2005                                                12   $  1,495,418.00     0.16       9.734      359             74.98
Fixed Rate                                            1901   $232,743,124.00    25.57       8.561      335             74.96
                                                  --------   ---------------   ---------   --------    -------------   --------
TOTAL:                                                6300   $910,151,026.00   100.00       8.722      352             78.10

17. GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES

                                                                               % OF
                                                                               MORTGAGE
                                                                               POOL BY
                                                             AGGREGATE         AGGREGATE   WEIGHTED
                                                    NUMBER   CUT-OFF           CUT-OFF     AVERAGE     WEIGHTED        WEIGHTED
                                                        OF   DATE              DATE        GROSS       AVERAGE         AVERAGE
                                                  MORTGAGE   PRINCIPAL         PRINCIPAL   INTEREST    REMAINING       ORIGINAL
GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES      LOANS   BALANCE ($)       BALANCE     RATE (%)    TERM (MONTHS)   LTV (%)
-----------------------------------------------   --------   ---------------   ---------   --------    -------------   --------
California                                            1735   $363,348,000.00    39.92       8.330      356             77.54
Florida                                                501   $ 57,231,800.00     6.29       9.044      349             78.09
Illinois                                               335   $ 48,870,370.00     5.37       8.985      352             78.29
Michigan                                               456   $ 45,068,465.00     4.95       9.153      354             78.46
Texas                                                  373   $ 34,031,511.00     3.74       9.330      334             76.80
Massachusetts                                          153   $ 28,707,520.00     3.15       8.760      354             75.70
Colorado                                               156   $ 26,329,994.00     2.89       8.633      354             78.17
Ohio                                                   276   $ 24,597,559.00     2.70       9.002      336             80.73
Georgia                                                171   $ 18,973,153.00     2.08       9.206      350             81.02
Washington                                             113   $ 18,505,882.00     2.03       8.517      355             77.77
New Jersey                                             101   $ 18,085,119.00     1.99       8.658      348             74.83
Indiana                                                200   $ 17,263,190.00     1.90       9.006      349             80.52
Arizona                                                150   $ 17,219,414.00     1.89       8.957      355             79.46
New York                                                86   $ 17,166,965.00     1.89       8.987      353             78.23
Minnesota                                              102   $ 14,595,636.00     1.60       8.903      347             77.37
Other                                                 1392   $160,156,447.00    17.60       9.004      350             79.25
                                                  --------   ---------------   ---------   --------    -------------   --------
TOTAL:                                                6300   $910,151,026.00   100.00       8.722      352             78.10
Number of States/District of Columbia Represented: 50

18. OCCUPANCY

                                                                               % OF
                                                                               MORTGAGE
                                                                               POOL BY
                                                             AGGREGATE         AGGREGATE   WEIGHTED
                                                    NUMBER   CUT-OFF           CUT-OFF     AVERAGE     WEIGHTED        WEIGHTED
                                                        OF   DATE              DATE        GROSS       AVERAGE         AVERAGE
                                                  MORTGAGE   PRINCIPAL         PRINCIPAL   INTEREST    REMAINING       ORIGINAL
OCCUPANCY                                            LOANS   BALANCE ($)       BALANCE     RATE (%)    TERM (MONTHS)   LTV (%)
-----------------------------------------------   --------   ---------------   ---------   --------    -------------   --------
Primary                                               5734   $845,939,534.00    92.94       8.709      352             78.39
Investment                                             533   $ 60,944,813.00     6.70       8.861      350             74.68
Second Home                                             20   $  2,505,951.00     0.28       9.277      358             67.68
Non-Owner Occupied                                      13   $    760,728.00     0.08       9.826      336             69.30
                                                  --------   ---------------   ---------   --------    -------------   --------
TOTAL:                                                6300   $910,151,026.00   100.00       8.722      352             78.10

19. PROPERTY TYPE

                                                                               % OF
                                                                               MORTGAGE
                                                                               POOL BY
                                                             AGGREGATE         AGGREGATE   WEIGHTED
                                                    NUMBER   CUT-OFF           CUT-OFF     AVERAGE     WEIGHTED        WEIGHTED
                                                        OF   DATE              DATE        GROSS       AVERAGE         AVERAGE
                                                  MORTGAGE   PRINCIPAL         PRINCIPAL   INTEREST    REMAINING       ORIGINAL
PROPERTY TYPE                                        LOANS   BALANCE ($)       BALANCE     RATE (%)    TERM (MONTHS)   LTV (%)
-----------------------------------------------   --------   ---------------   ---------   --------    -------------   --------
Single Family Residence                               4982   $697,056,267.00    76.59       8.735      352             78.13
Planned Unit Development                               482   $ 90,036,555.00     9.89       8.632      354             79.26
2-4 Family                                             433   $ 73,736,527.00     8.10       8.732      350             76.62
Condo                                                  284   $ 39,369,879.00     4.33       8.603      353             78.60
Manufactured Housing                                   114   $  9,319,563.00     1.02       9.008      349             74.97
Townhouse                                                5   $    632,235.00     0.07       9.000      358             78.26
                                                  --------   ---------------   ---------   --------    -------------   --------
TOTAL:                                                6300   $910,151,026.00   100.00       8.722      352             78.10

20. LOAN PURPOSE

                                                                               % OF
                                                                               MORTGAGE
                                                                               POOL BY
                                                             AGGREGATE         AGGREGATE   WEIGHTED
                                                    NUMBER   CUT-OFF           CUT-OFF     AVERAGE     WEIGHTED        WEIGHTED
                                                        OF   DATE              DATE        GROSS       AVERAGE         AVERAGE
                                                  MORTGAGE   PRINCIPAL         PRINCIPAL   INTEREST    REMAINING       ORIGINAL
LOAN PURPOSE                                         LOANS   BALANCE ($)       BALANCE     RATE (%)    TERM (MONTHS)   LTV (%)
-----------------------------------------------   --------   ---------------   ---------   --------    -------------   --------
Refinance - Cashout                                   4069   $593,185,375.00    65.17       8.669      351             76.80
Purchase                                              1240   $176,598,853.00    19.40       8.842      357             82.57
Refinance - Rate Term                                  991   $140,366,798.00    15.42       8.793      351             78.01
                                                  --------   ---------------   ---------   --------    -------------   --------
TOTAL:                                                6300   $910,151,026.00   100.00       8.722      352             78.10

21. DOCUMENTATION LEVEL

                                                                               % OF
                                                                               MORTGAGE
                                                                               POOL BY
                                                             AGGREGATE         AGGREGATE   WEIGHTED
                                                    NUMBER   CUT-OFF           CUT-OFF     AVERAGE     WEIGHTED        WEIGHTED
                                                        OF   DATE              DATE        GROSS       AVERAGE         AVERAGE
                                                  MORTGAGE   PRINCIPAL         PRINCIPAL   INTEREST    REMAINING       ORIGINAL
DOCUMENTATION LEVEL                                  LOANS   BALANCE ($)       BALANCE     RATE (%)    TERM (MONTHS)   LTV (%)
-----------------------------------------------   --------   ---------------   ---------   --------    -------------   --------
Full                                                  4099   $532,447,070.00    58.50       8.741      351             78.74
Stated Documentation                                  1521   $259,164,223.00    28.47       8.740      354             76.68
Limited                                                335   $ 61,709,263.00     6.78       8.561      354             79.80
No Income Verifier                                     345   $ 56,830,471.00     6.24       8.641      347             76.75
                                                  --------   ---------------   ---------   --------    -------------   --------
TOTAL:                                                6300   $910,151,026.00   100.00       8.722      352             78.10

22. CREDIT SCORE

                                                                               % OF
                                                                               MORTGAGE
                                                                               POOL BY
                                                             AGGREGATE         AGGREGATE   WEIGHTED
                                                    NUMBER   CUT-OFF           CUT-OFF     AVERAGE     WEIGHTED        WEIGHTED
                                                        OF   DATE              DATE        GROSS       AVERAGE         AVERAGE
                                                  MORTGAGE   PRINCIPAL         PRINCIPAL   INTEREST    REMAINING       ORIGINAL
CREDIT SCORE                                         LOANS   BALANCE ($)       BALANCE     RATE (%)    TERM (MONTHS)   LTV (%)
-----------------------------------------------   --------   ---------------   ---------   --------    -------------   --------
NA                                                       6   $    561,486.00     0.06       9.596      337             76.54
476 - 500                                               26   $  4,119,597.00     0.45       9.717      358             76.67
501 - 525                                              869   $107,724,685.00    11.84       9.412      353             76.27
526 - 550                                             1027   $138,741,907.00    15.24       9.222      353             77.29
551 - 575                                             1049   $136,501,315.00    15.00       9.089      353             77.51
576 - 600                                              837   $117,760,513.00    12.94       8.844      352             78.33
601 - 625                                              761   $117,455,848.00    12.91       8.505      352             79.41
626 - 650                                              704   $112,361,461.00    12.35       8.273      351             79.25
651 - 675                                              450   $ 73,500,200.00     8.08       8.018      349             79.64
676 - 700                                              276   $ 48,710,033.00     5.35       7.999      350             78.65
701 - 725                                              125   $ 22,681,122.00     2.49       7.798      346             77.10
726 - 750                                               98   $ 17,447,134.00     1.92       7.812      351             79.26
751 - 775                                               48   $  8,726,848.00     0.96       7.637      351             75.08
776 - 800                                               20   $  3,503,369.00     0.38       7.857      351             74.96
Above 800                                                4   $    355,508.00     0.04       7.251      358             55.22
                                                  --------   ---------------   ---------   --------    -------------   --------
TOTAL:                                                6300   $910,151,026.00   100.00       8.722      352             78.10
Non-Zero Minimum: 478
Maximum: 808
Non-Zero Weighted Average: 597

                                 MORGAN STANLEY
            MORGAN STANLEY DEAN WITTER CAPITAL I INC. TRUST 2002-HE1

                                    GROUP II

1. SUMMARY STATISTICS

Number of Mortgage Loans: 1,464
Aggregate Principal Balance ($): 281,564,104
Weighted Average Current Mortgage Rate (%): 8.492
Non-Zero Weighted Average Margin (%): 6.642
Non-Zero Weighted Average Maximum Rate (%): 15.382
Weighted Average Stated Original Term (months): 349
Weighted Average Amortizing Original Term (months): 351
Weighted Average Stated Remaining Term (months): 347
Weighted Average Amortizing Remaining Term (months): 348
Weighted Average Original LTV (%): 77.40
% First Liens: 100.00
% Owner Occupied: 94.37
% Purchase: 20.42
% Full Doc: 51.62
Non-Zero Weighted Average Credit Score: 612

2. SELLER

                                                                               % OF
                                                                               MORTGAGE
                                                                               POOL BY
                                                             AGGREGATE         AGGREGATE   WEIGHTED
                                                    NUMBER   CUT-OFF           CUT-OFF     AVERAGE     WEIGHTED        WEIGHTED
                                                        OF   DATE              DATE        GROSS       AVERAGE         AVERAGE
                                                  MORTGAGE   PRINCIPAL         PRINCIPAL   INTEREST    REMAINING       ORIGINAL
SELLER                                               LOANS   BALANCE ($)       BALANCE     RATE (%)    TERM (MONTHS)   LTV (%)
-----------------------------------------------   --------   ---------------   ---------   --------    -------------   --------
Accredited Home Lending                                304   $ 49,377,182.00    17.54       8.741      337             79.42
First Franklin                                          43   $  4,930,493.00     1.75       9.934      342             77.30
New Century                                          1,117   $227,256,429.00    80.71       8.407      349             76.97
                                                  --------   ---------------   ---------   --------    -------------   --------
TOTAL:                                               1,464   $281,564,104.00   100.00       8.492      347             77.40

3. PRODUCT TYPES

                                                                               % OF
                                                                               MORTGAGE
                                                                               POOL BY
                                                             AGGREGATE         AGGREGATE   WEIGHTED
                                                    NUMBER   CUT-OFF           CUT-OFF     AVERAGE     WEIGHTED        WEIGHTED
                                                        OF   DATE              DATE        GROSS       AVERAGE         AVERAGE
                                                  MORTGAGE   PRINCIPAL         PRINCIPAL   INTEREST    REMAINING       ORIGINAL
PRODUCT TYPES                                        LOANS   BALANCE ($)       BALANCE     RATE (%)    TERM (MONTHS)   LTV (%)
-----------------------------------------------   --------   ---------------   ---------   --------    -------------   --------
Fixed - 10 Year                                          8   $    581,358.00     0.21       8.381      118             64.85
Fixed - 15 Year                                        112   $ 10,226,679.00     3.63       8.701      178             72.75
Fixed - 20 Year                                         50   $  4,708,749.00     1.67       8.955      238             75.31
Fixed - 25 Year                                          6   $    693,928.00     0.25       9.164      298             75.61
Fixed - 30 Year                                        876   $119,137,188.00    42.31       8.546      358             75.56
Balloon - 15/20                                          3   $    185,539.00     0.07       8.985      178             77.77
Balloon - 15/30                                         35   $  2,784,722.00     0.99       9.285      178             83.00
ARM - 2 Year/6 Month                                   311   $121,223,851.00    43.05       8.397      358             79.49
ARM - 3 Year/6 Month                                    63   $ 22,022,090.00     7.82       8.404      358             78.20
                                                  --------   ---------------   ---------   --------    -------------   --------
TOTAL:                                               1,464   $281,564,104.00   100.00       8.492      347             77.40

4. RANGE OF GROSS INTEREST RATES (%)

                                                                               % OF
                                                                               MORTGAGE
                                                                               POOL BY
                                                             AGGREGATE         AGGREGATE   WEIGHTED
                                                    NUMBER   CUT-OFF           CUT-OFF     AVERAGE     WEIGHTED        WEIGHTED
                                                        OF   DATE              DATE        GROSS       AVERAGE         AVERAGE
                                                  MORTGAGE   PRINCIPAL         PRINCIPAL   INTEREST    REMAINING       ORIGINAL
RANGE OF GROSS INTEREST RATES (%)                    LOANS   BALANCE ($)       BALANCE     RATE (%)    TERM (MONTHS)   LTV (%)
-----------------------------------------------   --------   ---------------   ---------   --------    -------------   --------
5.000 - 5.999                                            8   $  3,385,504.00     1.20       5.990      358             72.49
6.000 - 6.999                                           62   $ 18,807,455.00     6.68       6.916      348             70.95
7.000 - 7.999                                          326   $ 82,810,281.00    29.41       7.670      351             75.66
8.000 - 8.999                                          513   $109,360,169.00    38.84       8.579      347             78.90
9.000 - 9.999                                          335   $ 46,409,005.00    16.48       9.535      337             80.02
10.000 - 10.999                                        149   $ 15,382,580.00     5.46      10.496      342             78.60
11.000 - 11.999                                         56   $  4,613,247.00     1.64      11.552      342             74.74
12.000 - 12.999                                         11   $    611,287.00     0.22      12.309      331             68.88
13.000 - 13.999                                          4   $    184,575.00     0.07      13.362      358             60.14
                                                  --------   ---------------   ---------   --------    -------------   --------
TOTAL:                                               1,464   $281,564,104.00   100.00       8.492      347             77.40
Minimum: 5.990
Maximum: 13.500
Weighted Average: 8.492

5. RANGE OF CUT-OFF DATE PRINCIPAL BALANCES ($)

                                                                               % OF
                                                                               MORTGAGE
                                                                               POOL BY
                                                             AGGREGATE         AGGREGATE   WEIGHTED
                                                    NUMBER   CUT-OFF           CUT-OFF     AVERAGE     WEIGHTED        WEIGHTED
                                                        OF   DATE              DATE        GROSS       AVERAGE         AVERAGE
                                                  MORTGAGE   PRINCIPAL         PRINCIPAL   INTEREST    REMAINING       ORIGINAL
RANGE OF CUT-OFF DATE PRINCIPAL BALANCES ($)         LOANS   BALANCE ($)       BALANCE     RATE (%)    TERM (MONTHS)   LTV (%)
-----------------------------------------------   --------   ---------------   ---------   --------    -------------   --------
1 - 25,000                                               2   $     39,851.00     0.01      11.342      286             45.57
25,001 - 50,000                                        170   $  7,064,798.00     2.51       9.842      303             68.26
50,001 - 75,000                                        275   $ 17,042,180.00     6.05       9.373      315             75.70
75,001 - 100,000                                       187   $ 16,356,811.00     5.81       9.012      325             76.32
100,001 - 125,000                                      114   $ 12,861,529.00     4.57       8.776      336             75.53
125,001 - 150,000                                       83   $ 11,342,231.00     4.03       8.894      335             79.62
150,001 - 175,000                                       49   $  7,935,908.00     2.82       8.463      339             78.45
175,001 - 200,000                                       42   $  7,867,955.00     2.79       8.551      341             77.32
200,001 - 225,000                                       23   $  4,901,213.00     1.74       8.574      350             78.26
225,001 - 250,000                                       21   $  5,028,690.00     1.79       8.373      352             79.36
250,001 - 275,000                                       20   $  5,236,591.00     1.86       8.717      349             74.80
275,001 - 300,000                                       14   $  3,994,152.00     1.42       8.093      323             76.08
300,001 - 325,000                                       96   $ 30,058,226.00    10.68       8.340      357             78.91
325,001 - 350,000                                       68   $ 22,965,194.00     8.16       8.566      355             79.06
350,001 - 375,000                                       59   $ 21,389,056.00     7.60       8.511      356             80.04
375,001 - 400,000                                       67   $ 26,078,364.00     9.26       8.309      358             80.83
400,001 - 425,000                                       38   $ 15,628,234.00     5.55       8.264      353             77.27
425,001 - 450,000                                       39   $ 17,182,619.00     6.10       8.267      353             79.86
450,001 - 475,000                                       20   $  9,314,385.00     3.31       8.149      358             74.63
475,001 - 500,000                                       60   $ 29,401,751.00    10.44       7.937      358             77.81
500,001 - 525,000                                        1   $    511,475.00     0.18       5.990      358             73.21
525,001 - 550,000                                        4   $  2,173,253.00     0.77       7.714      358             58.05
550,001 - 575,000                                        2   $  1,137,542.00     0.40       9.251      358             54.41
575,001 - 600,000                                        6   $  3,535,980.00     1.26       7.288      358             67.79
600,001 >=                                               4   $  2,516,116.00     0.89       8.305      314             60.81
                                                  --------   ---------------   ---------   --------    -------------   --------
TOTAL:                                               1,464   $281,564,104.00   100.00       8.492      347             77.40
Minimum: 15,868
Maximum: 649,123
Average: 192,325

6. RANGE OF STATED ORIGINAL TERMS (MONTHS)

                                                                               % OF
                                                                               MORTGAGE
                                                                               POOL BY
                                                             AGGREGATE         AGGREGATE   WEIGHTED
                                                    NUMBER   CUT-OFF           CUT-OFF     AVERAGE     WEIGHTED        WEIGHTED
                                                        OF   DATE              DATE        GROSS       AVERAGE         AVERAGE
                                                  MORTGAGE   PRINCIPAL         PRINCIPAL   INTEREST    REMAINING       ORIGINAL
RANGE OF STATED ORIGINAL TERMS (MONTHS)              LOANS   BALANCE ($)       BALANCE     RATE (%)    TERM (MONTHS)   LTV (%)
-----------------------------------------------   --------   ---------------   ---------   --------    -------------   --------
120                                                      8   $    581,358.00     0.21       8.381      118             64.85
180                                                    150   $ 13,196,940.00     4.69       8.828      178             74.98
240                                                     50   $  4,708,749.00     1.67       8.955      238             75.31
300                                                      6   $    693,928.00     0.25       9.164      298             75.61
360                                                  1,250   $262,383,129.00    93.19       8.465      358             77.60
                                                  --------   ---------------   ---------   --------    -------------   --------
TOTAL:                                               1,464   $281,564,104.00   100.00       8.492      347             77.40
Minimum: 120
Maximum: 360
Weighted Average: 349

7. RANGE OF AMORTIZING ORIGINAL TERMS (MONTHS)

                                                                               % OF
                                                                               MORTGAGE
                                                                               POOL BY
                                                             AGGREGATE         AGGREGATE   WEIGHTED
                                                    NUMBER   CUT-OFF           CUT-OFF     AVERAGE     WEIGHTED        WEIGHTED
                                                        OF   DATE              DATE        GROSS       AVERAGE         AVERAGE
                                                  MORTGAGE   PRINCIPAL         PRINCIPAL   INTEREST    REMAINING       ORIGINAL
RANGE OF AMORTIZING ORIGINAL TERMS (MONTHS)          LOANS   BALANCE ($)       BALANCE     RATE (%)    TERM (MONTHS)   LTV (%)
-----------------------------------------------   --------   ---------------   ---------   --------    -------------   --------
120                                                      8   $    581,358.00     0.21       8.381      118             64.85
180                                                    112   $ 10,226,679.00     3.63       8.701      178             72.75
240                                                     53   $  4,894,287.00     1.74       8.956      235             75.40
300                                                      6   $    693,928.00     0.25       9.164      298             75.61
360                                                  1,285   $265,167,851.00    94.18       8.474      356             77.65
                                                  --------   ---------------   ---------   --------    -------------   --------
TOTAL:                                               1,464   $281,564,104.00   100.00       8.492      347             77.40
Minimum: 120
Maximum: 360
Weighted Average: 351

8. RANGE OF STATED REMAINING TERMS (MONTHS)

                                                                               % OF
                                                                               MORTGAGE
                                                                               POOL BY
                                                             AGGREGATE         AGGREGATE   WEIGHTED
                                                    NUMBER   CUT-OFF           CUT-OFF     AVERAGE     WEIGHTED        WEIGHTED
                                                        OF   DATE              DATE        GROSS       AVERAGE         AVERAGE
                                                  MORTGAGE   PRINCIPAL         PRINCIPAL   INTEREST    REMAINING       ORIGINAL
RANGE OF STATED REMAINING TERMS (MONTHS)             LOANS   BALANCE ($)       BALANCE     RATE (%)    TERM (MONTHS)   LTV (%)
-----------------------------------------------   --------   ---------------   ---------   --------    -------------   --------
109 - 120                                                8   $    581,358.00     0.21       8.381      118             64.85
169 - 180                                              150   $ 13,196,940.00     4.69       8.828      178             74.98
229 - 240                                               50   $  4,708,749.00     1.67       8.955      238             75.31
289 - 300                                                6   $    693,928.00     0.25       9.164      298             75.61
325 - 336                                                1   $     51,432.00     0.02       7.800      327             90.00
349 - 360                                            1,249   $262,331,697.00    93.17       8.465      358             77.59
                                                  --------   ---------------   ---------   --------    -------------   --------
TOTAL:                                               1,464   $281,564,104.00   100.00       8.492      347             77.40
Minimum: 118
Maximum: 359
Weighted Average: 347

9. RANGE OF AMORTIZING REMAINING TERMS (MONTHS)

                                                                               % OF
                                                                               MORTGAGE
                                                                               POOL BY
                                                             AGGREGATE         AGGREGATE   WEIGHTED
                                                    NUMBER   CUT-OFF           CUT-OFF     AVERAGE     WEIGHTED        WEIGHTED
                                                        OF   DATE              DATE        GROSS       AVERAGE         AVERAGE
                                                  MORTGAGE   PRINCIPAL         PRINCIPAL   INTEREST    REMAINING       ORIGINAL
RANGE OF AMORTIZING REMAINING TERMS (MONTHS)         LOANS   BALANCE ($)       BALANCE     RATE (%)    TERM (MONTHS)   LTV (%)
-----------------------------------------------   --------   ---------------   ---------   --------    -------------   --------
109 - 120                                                8   $    581,358.00     0.21       8.381      118             64.85
169 - 180                                              112   $ 10,226,679.00     3.63       8.701      178             72.75
229 - 240                                               53   $  4,894,287.00     1.74       8.956      235             75.40
289 - 300                                                6   $    693,928.00     0.25       9.164      298             75.61
313 - 324                                                1   $    273,893.00     0.10       7.500      357             90.00
325 - 336                                                1   $     53,449.00     0.02      10.650      358             60.00
337 - 348                                               22   $  2,903,328.00     1.03       8.885      357             76.44
349 - 360                                            1,261   $261,937,181.00    93.03       8.470      356             77.66
                                                  --------   ---------------   ---------   --------    -------------   --------
TOTAL:                                               1,464   $281,564,104.00   100.00       8.492      347             77.40
Minimum: 118
Maximum: 359
Weighted Average: 348

10. RANGE OF ORIGINAL LTV RATIOS (%)

                                                                               % OF
                                                                               MORTGAGE
                                                                               POOL BY
                                                             AGGREGATE         AGGREGATE   WEIGHTED
                                                    NUMBER   CUT-OFF           CUT-OFF     AVERAGE     WEIGHTED        WEIGHTED
                                                        OF   DATE              DATE        GROSS       AVERAGE         AVERAGE
                                                  MORTGAGE   PRINCIPAL         PRINCIPAL   INTEREST    REMAINING       ORIGINAL
RANGE OF ORIGINAL LTV RATIOS (%)                     LOANS   BALANCE ($)       BALANCE     RATE (%)    TERM (MONTHS)   LTV (%)
-----------------------------------------------   --------   ---------------   ---------   --------    -------------   --------
<= 30.00                                                 5   $    306,985.00     0.11       9.221      224             23.04
30.01 - 40.00                                           14   $  1,992,951.00     0.71       8.051      344             37.69
40.01 - 50.00                                           45   $  5,525,872.00     1.96       8.496      345             45.80
50.01 - 60.00                                          107   $ 17,616,539.00     6.26       8.110      338             55.93
60.01 - 70.00                                          226   $ 41,760,593.00    14.83       8.383      344             66.61
70.01 - 80.00                                          622   $114,793,964.00    40.77       8.395      347             78.02
80.01 - 90.00                                          402   $ 93,665,423.00    33.27       8.700      351             87.09
90.01 - 100.00                                          43   $  5,901,778.00     2.10       9.095      325             98.07
                                                  --------   ---------------   ---------   --------    -------------   --------
TOTAL:                                               1,464   $281,564,104.00   100.00       8.492      347             77.40
Minimum: 16.67
Maximum: 100.00
Weighted Average: 77.40

11. RANGE OF GROSS MARGINS (%)

                                                                               % OF
                                                                               MORTGAGE
                                                                               POOL BY
                                                             AGGREGATE         AGGREGATE   WEIGHTED
                                                    NUMBER   CUT-OFF           CUT-OFF     AVERAGE     WEIGHTED        WEIGHTED
                                                        OF   DATE              DATE        GROSS       AVERAGE         AVERAGE
                                                  MORTGAGE   PRINCIPAL         PRINCIPAL   INTEREST    REMAINING       ORIGINAL
RANGE OF GROSS MARGINS (%)                           LOANS   BALANCE ($)       BALANCE     RATE (%)    TERM (MONTHS)   LTV (%)
-----------------------------------------------   --------   ---------------   ---------   --------    -------------   --------
Fixed Rate Loans                                     1,090   $138,318,163.00    49.12       8.589      335             75.45
4.001 - 4.500                                            2   $    924,022.00     0.33       8.433      358             63.92
4.501 - 5.000                                           11   $  4,726,484.00     1.68       6.898      358             70.59
5.001 - 5.500                                            4   $  1,412,953.00     0.50       6.938      358             75.53
5.501 - 6.000                                            8   $  2,837,870.00     1.01       7.909      358             80.81
6.001 - 6.500                                          173   $ 69,444,755.00    24.66       8.132      358             81.25
6.501 - 7.000                                          101   $ 37,078,815.00    13.17       8.591      358             80.70
7.001 - 7.500                                           49   $ 18,277,237.00     6.49       9.095      358             72.80
7.501 - 8.000                                           10   $  3,825,027.00     1.36       8.815      357             78.39
8.001 - 8.500                                            4   $  1,270,101.00     0.45       9.179      358             79.93
8.501 - 9.000                                            6   $  1,927,118.00     0.68       9.965      358             73.83
9.001 - 9.500                                            2   $    630,739.00     0.22      10.435      358             82.25
9.501 - 10.000                                           2   $    641,549.00     0.23      10.608      358             76.60
>10.000                                                  2   $    249,271.00     0.09      11.491      357             78.84
                                                  --------   ---------------   ---------   --------    -------------   --------
TOTAL:                                               1,464   $281,564,104.00   100.00       8.492      347             77.40
Non-Zero Minimum: 4.375
Maximum: 11.000
Non-Zero Weighted Average: 6.642

12. RANGE OF MINIMUM MORTGAGE RATES (%)

                                                                               % OF
                                                                               MORTGAGE
                                                                               POOL BY
                                                             AGGREGATE         AGGREGATE   WEIGHTED
                                                    NUMBER   CUT-OFF           CUT-OFF     AVERAGE     WEIGHTED        WEIGHTED
                                                        OF   DATE              DATE        GROSS       AVERAGE         AVERAGE
                                                  MORTGAGE   PRINCIPAL         PRINCIPAL   INTEREST    REMAINING       ORIGINAL
RANGE OF MINIMUM MORTGAGE RATES (%)                  LOANS   BALANCE ($)       BALANCE     RATE (%)    TERM (MONTHS)   LTV (%)
-----------------------------------------------   --------   ---------------   ---------   --------    -------------   --------
Fixed Rate Loans                                     1,090   $138,318,163.00    49.12       8.589      335             75.45
5.501 - 6.000                                            8   $  3,385,504.00     1.20       5.990      358             72.49
6.001 - 6.500                                            2   $    641,540.00     0.23       6.495      358             76.30
6.501 - 7.000                                           22   $  8,774,314.00     3.12       6.929      358             75.37
7.001 - 7.500                                           34   $ 14,479,523.00     5.14       7.433      358             78.58
7.501 - 8.000                                           70   $ 28,070,874.00     9.97       7.895      358             79.19
8.001 - 8.500                                           92   $ 34,843,795.00    12.38       8.392      358             80.89
8.501 - 9.000                                           72   $ 27,076,019.00     9.62       8.871      358             80.75
9.001 - 9.500                                           34   $ 12,496,269.00     4.44       9.315      358             81.30
9.501 - 10.000                                          19   $  6,342,336.00     2.25       9.881      358             77.91
10.001 -10.500                                           9   $  3,441,409.00     1.22      10.370      358             74.24
10.501 - 11.000                                          7   $  2,294,619.00     0.81      10.810      358             79.72
11.001 - 11.500                                          3   $    588,225.00     0.21      11.352      357             70.87
11.501 - 12.000                                          2   $    811,514.00     0.29      11.882      358             57.82
                                                  --------   ---------------   ---------   --------    -------------   --------
TOTAL:                                               1,464   $281,564,104.00   100.00       8.492      347             77.40
Non-Zero Minimum: 5.990
Maximum: 11.990
Non-Zero Weighted Average: 8.398

13. RANGE OF MAXIMUM LOAN RATES (%)

                                                                               % OF
                                                                               MORTGAGE
                                                                               POOL BY
                                                             AGGREGATE         AGGREGATE   WEIGHTED
                                                    NUMBER   CUT-OFF           CUT-OFF     AVERAGE     WEIGHTED        WEIGHTED
                                                        OF   DATE              DATE        GROSS       AVERAGE         AVERAGE
                                                  MORTGAGE   PRINCIPAL         PRINCIPAL   INTEREST    REMAINING       ORIGINAL
RANGE OF MAXIMUM LOAN RATES (%)                      LOANS   BALANCE ($)       BALANCE     RATE (%)    TERM (MONTHS)   LTV (%)
-----------------------------------------------   --------   ---------------   ---------   --------    -------------   --------
Fixed Rate Loans                                     1,090   $138,318,163.00    49.12       8.589      335             75.45
12.501 - 13.000                                          8   $  3,385,504.00     1.20       5.990      358             72.49
13.001 - 13.500                                          2   $    641,540.00     0.23       6.495      358             76.30
13.501 - 14.000                                         23   $  9,164,787.00     3.25       6.975      358             75.78
14.001 - 14.500                                         35   $ 14,827,100.00     5.27       7.458      358             78.61
14.501 - 15.000                                         70   $ 27,988,219.00     9.94       7.902      358             79.03
15.001 - 15.500                                         93   $ 35,146,390.00    12.48       8.410      358             80.72
15.501 - 16.000                                         73   $ 27,433,594.00     9.74       8.897      358             80.94
16.001 - 16.500                                         32   $ 11,846,098.00     4.21       9.311      358             81.85
16.501 - 17.000                                         17   $  5,676,943.00     2.02       9.889      358             77.10
17.001 - 17.500                                          9   $  3,441,409.00     1.22      10.370      358             74.24
17.501 - 18.000                                          7   $  2,294,619.00     0.81      10.810      358             79.72
18.001 - 18.500                                          3   $    588,225.00     0.21      11.352      357             70.87
18.501 - 19.000                                          2   $    811,514.00     0.29      11.882      358             57.82
                                                  --------   ---------------   ---------   --------    -------------   --------
TOTAL:                                               1,464   $281,564,104.00   100.00       8.492      347             77.40
Non-Zero Minimum: 12.990
Maximum: 18.990
Non-Zero Weighted Average: 15.382

14. INITIAL PERIODIC CAP (%)

                                                                               % OF
                                                                               MORTGAGE
                                                                               POOL BY
                                                             AGGREGATE         AGGREGATE   WEIGHTED
                                                    NUMBER   CUT-OFF           CUT-OFF     AVERAGE     WEIGHTED        WEIGHTED
                                                        OF   DATE              DATE        GROSS       AVERAGE         AVERAGE
                                                  MORTGAGE   PRINCIPAL         PRINCIPAL   INTEREST    REMAINING       ORIGINAL
INITIAL PERIODIC CAP (%)                             LOANS   BALANCE ($)       BALANCE     RATE (%)    TERM (MONTHS)   LTV (%)
-----------------------------------------------   --------   ---------------   ---------   --------    -------------   --------
Fixed Rate Loans                                     1,090   $138,318,163.00    49.12       8.589      335             75.45
1.000                                                    1   $    390,472.00     0.14       7.990      358             85.00
1.500                                                  366   $140,488,816.00    49.90       8.389      358             79.29
2.000                                                    1   $    395,693.00     0.14       7.700      356             84.47
3.000                                                    6   $  1,970,960.00     0.70       9.250      359             77.55
                                                  --------   ---------------   ---------   --------    -------------   --------
TOTAL:                                               1,464   $281,564,104.00   100.00       8.492      347             77.40
Non-Zero Minimum: 1.000
Maximum: 3.000
Non-Zero Weighted Average: 1.521

15. SUBSEQEUNT PERIODIC CAP (%)

                                                                               % OF
                                                                               MORTGAGE
                                                                               POOL BY
                                                             AGGREGATE         AGGREGATE   WEIGHTED
                                                    NUMBER   CUT-OFF           CUT-OFF     AVERAGE     WEIGHTED        WEIGHTED
                                                        OF   DATE              DATE        GROSS       AVERAGE         AVERAGE
                                                  MORTGAGE   PRINCIPAL         PRINCIPAL   INTEREST    REMAINING       ORIGINAL
SUBSEQEUNT PERIODIC CAP (%)                          LOANS   BALANCE ($)       BALANCE     RATE (%)    TERM (MONTHS)   LTV (%)
-----------------------------------------------   --------   ---------------   ---------   --------    -------------   --------
Fixed Rate Loans                                     1,090   $138,318,163.00    49.12       8.589      335             75.45
1.000                                                    8   $  2,757,126.00     0.98       8.849      358             79.60
1.500                                                  366   $140,488,816.00    49.90       8.389      358             79.29
                                                  --------   ---------------   ---------   --------    -------------   --------
TOTAL:                                               1,464   $281,564,104.00   100.00       8.492      347             77.40
Non-Zero Minimum: 1.000
Maximum: 1.500
Non-Zero Weighted Average: 1.490

                                   Top
                                   ---

16. NEXT RATE ADJUSTMENT DATES

                                                                               % OF
                                                                               MORTGAGE
                                                                               POOL BY
                                                             AGGREGATE         AGGREGATE   WEIGHTED
                                                    NUMBER   CUT-OFF           CUT-OFF     AVERAGE     WEIGHTED        WEIGHTED
                                                        OF   DATE              DATE        GROSS       AVERAGE         AVERAGE
                                                  MORTGAGE   PRINCIPAL         PRINCIPAL   INTEREST    REMAINING       ORIGINAL
NEXT RATE ADJUSTMENT DATES                           LOANS   BALANCE ($)       BALANCE     RATE (%)    TERM (MONTHS)   LTV (%)
-----------------------------------------------   --------   ---------------   ---------   --------    -------------   --------
February 2004                                            2   $    465,771.00     0.17       8.178      356             82.97
March 2004                                              69   $ 26,720,036.00     9.49       8.518      357             79.06
April 2004                                             224   $ 88,057,666.00    31.27       8.376      358             79.56
May 2004                                                16   $  5,980,379.00     2.12       8.185      359             80.13
November 2004                                            1   $    378,175.00     0.13       7.990      353             80.00
February 2005                                            2   $    791,565.00     0.28       7.845      356             84.74
March 2005                                               6   $  1,906,080.00     0.68       8.613      357             81.16
April 2005                                              54   $ 18,946,269.00     6.73       8.415      358             77.59
Fixed Rate                                           1,090   $138,318,163.00    49.12       8.589      335             75.45
                                                  --------   ---------------   ---------   --------    -------------   --------
TOTAL:                                               1,464   $281,564,104.00   100.00       8.492      347             77.40

17. GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES

                                                                               % OF
                                                                               MORTGAGE
                                                                               POOL BY
                                                             AGGREGATE         AGGREGATE   WEIGHTED
                                                    NUMBER   CUT-OFF           CUT-OFF     AVERAGE     WEIGHTED        WEIGHTED
                                                        OF   DATE              DATE        GROSS       AVERAGE         AVERAGE
                                                  MORTGAGE   PRINCIPAL         PRINCIPAL   INTEREST    REMAINING       ORIGINAL
GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES      LOANS   BALANCE ($)       BALANCE     RATE (%)    TERM (MONTHS)   LTV (%)
-----------------------------------------------   --------   ---------------   ---------   --------    -------------   --------
California                                             393   $128,817,833.00    45.75       8.162      356             78.74
Florida                                                146   $ 20,273,940.00     7.20       8.901      340             75.61
Texas                                                  137   $ 12,173,243.00     4.32       9.325      319             75.87
Illinois                                                69   $ 11,263,792.00     4.00       8.944      343             75.90
New York                                                34   $  8,261,740.00     2.93       8.806      348             76.78
New Jersey                                              34   $  7,778,785.00     2.76       8.484      351             68.48
Michigan                                                58   $  7,397,403.00     2.63       8.859      351             76.22
Colorado                                                22   $  6,756,440.00     2.40       8.197      347             75.13
Massachusetts                                           20   $  5,909,543.00     2.10       8.615      342             71.98
Washington                                              26   $  5,754,060.00     2.04       8.361      355             74.32
Virginia                                                19   $  5,711,501.00     2.03       8.179      358             77.40
Pennsylvania                                            43   $  5,203,899.00     1.85       8.561      327             81.49
Ohio                                                    55   $  4,901,762.00     1.74       8.841      295             77.35
Indiana                                                 56   $  4,864,017.00     1.73       8.985      345             81.26
Connecticut                                             19   $  4,193,674.00     1.49       8.484      333             71.30
Other                                                  333   $ 42,302,471.00    15.02       8.803      337             78.21
                                                  --------   ---------------   ---------   --------    -------------   --------
TOTAL:                                               1,464   $281,564,104.00   100.00       8.492      347             77.40
Number of States/District of Columbia Represented: 47

18. OCCUPANCY

                                                                               % OF
                                                                               MORTGAGE
                                                                               POOL BY
                                                             AGGREGATE         AGGREGATE   WEIGHTED
                                                    NUMBER   CUT-OFF           CUT-OFF     AVERAGE     WEIGHTED        WEIGHTED
                                                        OF   DATE              DATE        GROSS       AVERAGE         AVERAGE
                                                  MORTGAGE   PRINCIPAL         PRINCIPAL   INTEREST    REMAINING       ORIGINAL
OCCUPANCY                                            LOANS   BALANCE ($)       BALANCE     RATE (%)    TERM (MONTHS)   LTV (%)
-----------------------------------------------   --------   ---------------   ---------   --------    -------------   --------
Primary                                              1,335   $265,719,583.00    94.37       8.473      347             77.57
Investment                                             122   $ 15,020,803.00     5.33       8.766      340             74.95
Second Home                                              5   $    619,836.00     0.22       9.595      358             63.50
Non-Owner Occupied                                       2   $    203,883.00     0.07      10.300      359             80.00
                                                  --------   ---------------   ---------   --------    -------------   --------
TOTAL:                                               1,464   $281,564,104.00   100.00       8.492      347             77.40

19. PROPERTY TYPE

                                                                               % OF
                                                                               MORTGAGE
                                                                               POOL BY
                                                             AGGREGATE         AGGREGATE   WEIGHTED
                                                    NUMBER   CUT-OFF           CUT-OFF     AVERAGE     WEIGHTED        WEIGHTED
                                                        OF   DATE              DATE        GROSS       AVERAGE         AVERAGE
                                                  MORTGAGE   PRINCIPAL         PRINCIPAL   INTEREST    REMAINING       ORIGINAL
PROPERTY TYPE                                        LOANS   BALANCE ($)       BALANCE     RATE (%)    TERM (MONTHS)   LTV (%)
-----------------------------------------------   --------   ---------------   ---------   --------    -------------   --------
Single Family Residence                              1,109   $208,848,128.00    74.17       8.506      347             77.06
Planned Unit Development                               164   $ 41,870,018.00    14.87       8.410      351             79.48
2-4 Family                                              87   $ 16,212,693.00     5.76       8.602      335             76.66
Condo                                                   59   $ 11,408,549.00     4.05       8.170      353             77.62
Manufactured Housing                                    44   $  3,076,545.00     1.09       9.232      337             75.34
Townhouse                                                1   $    148,171.00     0.05       8.990      356             90.00
                                                  --------   ---------------   ---------   --------    -------------   --------
TOTAL:                                               1,464   $281,564,104.00   100.00       8.492      347             77.40

20. LOAN PURPOSE

                                                                               % OF
                                                                               MORTGAGE
                                                                               POOL BY
                                                             AGGREGATE         AGGREGATE   WEIGHTED
                                                    NUMBER   CUT-OFF           CUT-OFF     AVERAGE     WEIGHTED        WEIGHTED
                                                        OF   DATE              DATE        GROSS       AVERAGE         AVERAGE
                                                  MORTGAGE   PRINCIPAL         PRINCIPAL   INTEREST    REMAINING       ORIGINAL
LOAN PURPOSE                                         LOANS   BALANCE ($)       BALANCE     RATE (%)    TERM (MONTHS)   LTV (%)
-----------------------------------------------   --------   ---------------   ---------   --------    -------------   --------
Refinance - Cashout                                    822   $167,140,359.00    59.36       8.450      346             75.69
Purchase                                               299   $ 57,505,219.00    20.42       8.642      354             83.06
Refinance - Rate Term                                  343   $ 56,918,526.00    20.22       8.462      342             76.73
                                                  --------   ---------------   ---------   --------    -------------   --------
TOTAL:                                               1,464   $281,564,104.00   100.00       8.492      347             77.40

21. DOCUMENTATION LEVEL

                                                                               % OF
                                                                               MORTGAGE
                                                                               POOL BY
                                                             AGGREGATE         AGGREGATE   WEIGHTED
                                                    NUMBER   CUT-OFF           CUT-OFF     AVERAGE     WEIGHTED        WEIGHTED
                                                        OF   DATE              DATE        GROSS       AVERAGE         AVERAGE
                                                  MORTGAGE   PRINCIPAL         PRINCIPAL   INTEREST    REMAINING       ORIGINAL
DOCUMENTATION LEVEL                                  LOANS   BALANCE ($)       BALANCE     RATE (%)    TERM (MONTHS)   LTV (%)
-----------------------------------------------   --------   ---------------   ---------   --------    -------------   --------
Full                                                   903   $145,352,658.00    51.62       8.475      344             77.85
Stated Documentation                                   389   $ 94,270,075.00    33.48       8.518      351             76.09
Limited                                                 91   $ 25,243,571.00     8.97       8.372      355             79.06
No Income Verifier                                      81   $ 16,697,800.00     5.93       8.669      335             78.49
                                                  --------   ---------------   ---------   --------    -------------   --------
TOTAL:                                               1,464   $281,564,104.00   100.00       8.492      347             77.40

22. CREDIT SCORE

                                                                               % OF
                                                                               MORTGAGE
                                                                               POOL BY
                                                             AGGREGATE         AGGREGATE   WEIGHTED
                                                    NUMBER   CUT-OFF           CUT-OFF     AVERAGE     WEIGHTED        WEIGHTED
                                                        OF   DATE              DATE        GROSS       AVERAGE         AVERAGE
                                                  MORTGAGE   PRINCIPAL         PRINCIPAL   INTEREST    REMAINING       ORIGINAL
CREDIT SCORE                                         LOANS   BALANCE ($)       BALANCE     RATE (%)    TERM (MONTHS)   LTV (%)
-----------------------------------------------   --------   ---------------   ---------   --------    -------------   --------
NA                                                       6   $    561,486.00     0.20       9.596      337             76.54
476 - 500                                                9   $  2,095,531.00     0.74       9.878      357             76.64
501 - 525                                              136   $ 20,392,480.00     7.24       9.337      345             73.77
526 - 550                                              196   $ 35,163,332.00    12.49       9.086      349             77.56
551 - 575                                              180   $ 31,247,563.00    11.10       8.958      345             77.18
576 - 600                                              181   $ 32,419,842.00    11.51       8.774      344             77.03
601 - 625                                              203   $ 43,139,299.00    15.32       8.359      349             78.47
626 - 650                                              217   $ 43,027,811.00    15.28       8.229      349             77.82
651 - 675                                              122   $ 25,754,547.00     9.15       7.998      342             78.55
676 - 700                                              108   $ 24,323,943.00     8.64       7.897      346             77.72
701 - 725                                               37   $  8,634,354.00     3.07       7.470      347             76.71
726 - 750                                               40   $  8,574,049.00     3.05       7.681      348             79.11
751 - 775                                               20   $  4,130,329.00     1.47       7.459      344             72.98
776 - 800                                                8   $  1,989,679.00     0.71       7.994      358             78.58
Above 800                                                1   $    109,859.00     0.04       8.250      358             42.31
                                                  --------   ---------------   ---------   --------    -------------   --------
TOTAL:                                               1,464   $281,564,104.00   100.00       8.492      347             77.40
Non-Zero Minimum: 478
Maximum: 806
Non-Zero Weighted Average: 612